Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period March 1, 2014 through March 31, 2014

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Ian T. Blackley	May 15, 2014
Ian T. Blackley
Senior Vice President, Chief Financial Officer and Treasurer	Date
Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The statements contained herein (including estimates) other than historical data and information constitute forward-looking statements. These statements involve risks, assumptions and uncertainties that could cause the Debtors’ actual results to differ materially from those stated or implied by such forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this Monthly Operating Report.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 1 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR. Unless otherwise noted, all amounts are in thousands.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 2 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future. The financial statements do not reflect the Company’s potential termination cost of the OSG Ship Management (UK) Ltd. single employer pension plan or multi-employer pension plans should the plans be terminated on a full buy-out basis. The single employer plan termination liability is estimated to be approximately $32.6 million based on current interest rates, and the current estimated underfunding of the plan is estimated to be approximately $11.2 million as of December 31, 2013. The multi-employer pension plans approximate a solvency deficit estimated to be approximately $14.9 million as of March 31, 2011.

On February 11, 2013, the Internal Revenue Service (the “IRS”) filed a proof of claim, claim number 82, in the Overseas Shipholding Group, Inc. (“OSG”) bankruptcy case (Case 12-20000-PJW) in the aggregate liquidated amount of $463,013,177.63 that the Company believes was in respect of the tax effects of the cumulative potential deemed dividends, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8). On January 21, 2014, the IRS filed with the Bankruptcy Court-appointed claims agent claim number 1658, an amended proof of claim (the “Second Amended Proof of Claim”), a priority claim against OSG for corporate income tax and interest for the years 2004, 2005, 2009, 2010 and 2011, in the amount of $255,760,439.22. The Second Amended Proof of Claim amends claim 1654, in the amount of $264,277,962.29 filed by the IRS on December 19, 2013 (the “Amended Proof of Claim”), which amended claim number 82, in the amount of $463,013,177.63. More information regarding the Amended Proof of Claim is available in the Company’s Current Report on Form 8-K dated December 19, 2013.

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix C. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2013 were reflected in December 2013.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 3 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The Company cannot provide assurance relating to the value of the claims that will ultimately be allowed by the Bankruptcy Court. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts.

The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events. Included within liabilities subject to compromise as of March 31, 2014 are the estimations of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to March 31, 2014.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values of the Company’s assets as of March 31, 2014 reflect impairment charges taken on goodwill and intangible assets and fifteen of the Company’s vessels in conjunction with held-for-use impairment testing performed by the Company during the preparation of its consolidated financial statements for the period ended December 31, 2013 under U.S. GAAP. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 4 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Costs Associated with Exit or Disposal Activities – On January 13, 2014, the Company announced that certain subsidiaries of OSG that own or charter-in 33 vessels (which was subsequently increased to 48 vessels) in OSG’s International Flag fleet (“Core International Flag Fleet”) intend to outsource certain management services, including, but not limited to, the technical management, certain aspects of commercial management and crew management of the Core International Flag Fleet to V. Ships UK Limited. OSG expects to incur approximately $34,000 in total expenses related to the transition to the outsourcing arrangement. Of this estimated $34,000 amount, approximately $21,000 is expected to be related to employee transition and termination benefits and similar transition and termination costs, and is being accrued over the remaining service periods commencing in February 2014. Approximately $13,000 is expected to be related to set-up, wind-down and transitions costs. The estimates contained herein are subject to uncertainty. The financial statements contained in this Monthly Operating Report therefore do not reflect all of these costs.

Subsequent Events – As previously reported, on February 12, 2014, the Debtors and certain of the lenders (the “Consenting Lenders”) under the Company’s $1.5 billion credit agreement, dated as of February 9, 2006, entered into a plan support agreement (as amended, the “Plan Support Agreement”), and on February 28, 2014, the Debtors and the Consenting Lenders entered into an Equity Commitment Agreement (the “Lender ECA”). On March 7, 2014, the Debtors filed a plan of reorganization supported by the Consenting Lenders with the Bankruptcy Court (the “Lender Plan”). The Debtors retained the ability to terminate the Plan Support Agreement upon a determination by the Debtors that an alternative plan of reorganization was more favorable to the Debtors’ creditors and interest holders than the Lender Plan, upon which the Lender ECA terminates automatically pursuant to the April 4, 2014 order of the Bankruptcy Court authorizing the Debtors to enter into the Lender ECA.

 On April 18, 2014, the Debtors received a proposal for an alternative plan of reorganization from certain holders of existing equity interests of the Company (each such holder of equity, a “Commitment Party”). Following discussion and analysis, the Debtors determined such proposal (as described below, the “Equity Proposal”) to be more favorable to the Debtors’ creditors and interest holders than the Lender Plan. Accordingly, the Debtors terminated the Plan Support Agreement between the Debtors and the Consenting Lenders on May 2, 2014 and filed with the Bankruptcy Court a plan of reorganization that effectuates the terms of the Equity Proposal (the “Equity Plan”), together with a disclosure statement describing such Equity Proposal (the “Disclosure Statement”).

In April 2014, the Debtors selected Goldman Sachs Bank USA (“Goldman Sachs”) to provide exit financing to support the Lender Plan, and filed a motion seeking authorization to enter into an exit financing commitment with Goldman Sachs. That commitment contemplated loans and facilities totaling in aggregate $935 million. Shortly after Goldman Sachs’ motion was filed, however, the Debtors received alternative exit financing proposals from three additional exit financing lenders designed to support the Equity Plan, including from Jefferies Finance LLC (“Jefferies”). In conjunction with the filing of the motion for approval of the Equity Plan and of the Exit Financing (as defined below), the Debtors exercised their right to terminate the Goldman Sachs exit financing commitment, because of the Debtors’ decision to support the Equity Plan.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 5 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Equity Commitment Agreement

On May 2, 2014, the Debtors entered into an equity commitment agreement with each Commitment Party (the “Equity Commitment Agreement”), which sets forth the terms of a rights offering (the “Rights Offering”) and additional sale of Holdback Securities (as defined below) for an aggregate offering amount of $1.5 billion, each relating to two separate classes of common stock (the “Class A shares” and the “Class B shares”, and collectively the “New Shares”) and penny warrants to purchase Class A shares and Class B shares (respectively “Class A warrants” and “Class B warrants”, and, together with the New Shares, the “Rights Offering Securities”) pursuant to subscription rights (each such right, a “Subscription Right”) to be distributed to holders of outstanding equity of the Company. One Subscription Right will be distributed in respect of each outstanding share of OSG common stock (each such share, an “Existing Share”) to the holder of record of such Existing Share as of a record date established by the Bankruptcy Court in its order approving the disclosure statement (the “Record Date”). The Equity Plan contemplates that the Record Date will be June 2, 2014. Subscription Rights will be distributed only to holders of record of Existing Shares outstanding as of 5:00 p.m. (New York Time) on the Record Date. From and after the last date which allows a Purchaser to become a holder of record on the June 2, 2014 Record Date (which date is May 28, 2014), OSG will halt all trading of the Existing Shares and intends to seek the removal of OSG’s trading symbol in respect of the Existing Shares from the over-the-counter “pink sheet” market. From and following the May 28, 2014, any purported transfers of Existing Shares will be disregarded by the Company. In addition, the Subscription Rights will not be transferrable, and any purported transfer will cause them to become void.

Each Subscription Right will entitle a holder thereof that is an accredited investor or a qualified institutional buyer (“QIB”) (as such terms are defined in Regulation D and Rule 144A, respectively, under the Securities Act of 1933) and that votes in favor, is deemed to vote in favor, to the extent eligible to vote, and does not file an objection to the Equity Plan (each, an “Eligible Holder”) to purchase 11.5 Class A shares or Class A warrants, as described in the Equity Plan, for $3.00 per security. Each Eligible Holder that timely elects to participate in the Rights Offering (each, a “Participating Eligible Holder”) may exercise some, all or none of the Subscription Rights it receives, but each Subscription Right may be exercised only in whole, and not in part.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 6 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

All holders of Existing Shares of the Company as of the Record Date that are not Participating Eligible Holders (which will include (i) any holder of Existing Shares on the Record Date that is neither an accredited investor nor a QIB (an “Ineligible Holder”), and (ii) any Eligible Holder that decides for any reason not to participate in the Rights Offering) will receive, as described in the Equity Plan, one new Class B share or Class B warrant in respect of each Subscription Right distributed in respect of each Existing Share held of record by such holder on the Record Date. The Class B shares and Class B warrants will have rights consistent with those of the Class A shares and Class A warrants, respectively, but holders of the Class B shares and Class B warrants will also have the future right to receive a pro rata share of up to ten percent of the net recoveries of the Company’s claims asserted against Proskauer Rose LLP and certain of its members (as described in the Equity Plan). The Class B shares and the Class B warrants are convertible, at the option of the holder at any time, into Class A shares and Class A warrants, respectively, and will automatically convert into Class A shares and Class A warrants, respectively, on the tenth business day after the entry of a final order with respect to such litigation and the distribution of any Net Litigation Recovery (as defined in the Equity Commitment Agreement) to the holders of Class B shares and Class B warrants, subject in each such case to certain customary anti-dilution provisions and Jones Act requirements (which refers to 46 U.S.C. Section 12103, 46 U.S.C. Section 50501, and related statutes and regulations respecting the United States coastwise trade, as the same may be amended from time to time).

 Each Commitment Party has agreed in the Equity Commitment Agreement to exercise its Subscription Rights in full; to backstop a portion of any remaining securities related to unexercised Subscription Rights following completion of the Rights Offering (the “Backstop Securities”); and to purchase a portion of a further additional number of Class A shares and/or Class A warrants (the “Holdback Securities”) offered by OSG to such Commitment Party.

 If the transactions contemplated by the Equity Commitment Agreement are consummated, following confirmation by the Bankruptcy Court and occurrence of the effective date of the Equity Plan, the Debtors will use the proceeds of the sale of the Rights Offering Securities and the Holdback Securities to satisfy certain of their obligations as described in the Equity Plan.

 Registration Rights Agreement

 On May 2, 2014, the Debtors entered into a registration rights agreement with each Commitment Party (the “Registration Rights Agreement”) setting forth, among other things, registration rights of each Commitment Party and, potentially, certain other holders of Class A shares and Class A warrants. Pursuant to the Registration Rights Agreement, subject to approval by the Bankruptcy Court, OSG will be required to register, on a registration statement to be filed with the Securities and Exchange Commission, the resale of certain Class A shares and Class A warrants for the benefit of the Commitment Parties and potentially certain other shareholders.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 7 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Further Actions

On May 2, 2014, the Debtors filed with the Bankruptcy Court a motion to approve the Equity Commitment Agreement, which motion attached a copy of the executed Equity Commitment Agreement (the “Motion”). In turn, the Disclosure Statement attached a copy of the Registration Rights Agreement. The Disclosure Statement and the Equity Commitment Agreement are subject to approval by the Bankruptcy Court at a hearing scheduled for May 23, 2014. Upon such approval, the Debtors will solicit acceptances of the Equity Plan and seek its confirmation by the Bankruptcy Court in accordance with the Bankruptcy Court’s orders.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 8 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period March 1, 2014 through March 31, 2014

(in thousands of dollars)

Beginning Cash Balance	624,272

Cash Receipts:
Vessel Related Receipts	90,004
Other Receipts[1]	10,784
Total Receipts	100,788

Cash Disbursements:
Vessel Related Disbursements[2]	56,784
General and Administrative:
Compensation & Benefits	20,262
Other General & Administrative	3,969
Taxes	103
Restructuring Costs and Adequate Protection Payments	4,537
U.S. Trustee Fees	0
Other Disbursements	728
Total Disbursements	86,383

Ending Cash Balance[3]	638,677

1 Other Receipts includes items such as distributions from joint ventures, reimbursements from joint ventures for expenses paid on their behalf, pool commissions, insurance claim receipts, proceeds from the sale of vessels and other miscellaneous refunds and receipts.

2 Includes expenses paid on behalf of joint ventures.

3 Includes approximately $34.7 million of cash restricted under secured debt facilities, but excludes approximately $10 million of additional restricted cash included in other current assets in the unaudited condensed consolidated balance sheets.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 9 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period March 1, 2014 through March 31, 2014

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$1,191,171
2	OSG International, Inc.	12-20001	1,403,038
3	OSG Bulk Ships, Inc.	12-20002	566,415
4	1372 Tanker Corporation	12-20003	645,852
5	Africa Tanker Corporation	12-20004	73,186
6	Alcesmar Limited	12-20005	644,146
7	Alcmar Limited	12-20006	569,513
8	Alpha Suezmax Corporation	12-20007	17,554
9	Alpha Tanker Corporation	12-20008	98
10	Amalia Product Corporation	12-20009	251,471
11	Ambermar Product Carrier Corporation	12-20010	415,370
12	Ambermar Tanker Corporation	12-20011	1,000
13	Andromar Limited	12-20012	340,289
14	Antigmar Limited	12-20013	360,616
15	Aqua Tanker Corporation	12-20014	1,614
16	Aquarius Tanker Corporation	12-20015	6,381
17	Ariadmar Limited	12-20016	218,552
18	Aspro Tanker Corporation	12-20017	443
19	Atalmar Limited	12-20018	379,026
20	Athens Product Tanker Corporation	12-20019	940,672
21	Atlas Chartering Corporation	12-20020	7,363
22	Aurora Shipping Corporation	12-20021	499,254
23	Avila Tanker Corporation	12-20022	360
24	Batangas Tanker Corporation	12-20023	248,989
25	Beta Aframax Corporation	12-20024	32,219

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 10 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period March 1, 2014 through March 31, 2014

	Filing Entities:	Case #	Total Disbursements
26	Brooklyn Product Tanker Corporation	12-20025	10,394
27	Cabo Hellas Limited	12-20026	265,855
28	Cabo Sounion Limited	12-20027	186,802
29	Caribbean Tanker Corporation	12-20028	294,578
30	Carina Tanker Corporation	12-20029	6,667
31	Carl Product Corporation	12-20030	293,778
32	Concept Tanker Corporation	12-20031	424,737
33	Crown Tanker Corporation	12-20032	91
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	1,389,022
36	DHT Ania Aframax Corp.	12-20035	413
37	DHT Ann VLCC Corp.	12-20036	8,725
38	DHT Cathy Aframax Corp.	12-20037	4,573
39	DHT Chris VLCC Corp.	12-20038	7,369
40	DHT Rebecca Aframax Corp.	12-20039	508
41	DHT Regal Unity VLCC Corp.	12-20040	4,137
42	DHT Sophie Aframax Corp.	12-20041	3,085
43	Dignity Chartering Corporation	12-20042	9,446
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	254,583
46	Epsilon Aframax Corporation	12-20045	278,605
47	First Chemical Carrier Corporation	12-20046	2,010
48	First LPG Tanker Corporation	12-20047	1,921
49	First Union Tanker Corporation	12-20048	390,135
50	Fourth Aframax Tanker Corporation	12-20049	259,489

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 11 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period March 1, 2014 through March 31, 2014

	Filing Entities:	Case #	Total Disbursements
51	Front President Inc.	12-20050	325,851
52	Goldmar Limited	12-20051	389,729
53	GPC Aframax Corporation	12-20052	7,570
54	Grace Chartering Corporation	12-20053	2,568
55	International Seaways, Inc.	12-20054	2,574,799
56	Jademar Limited	12-20055	229,586
57	Joyce Car Carrier Corporation	12-20056	4,498
58	Juneau Tanker Corporation	12-20057	2,475
59	Kimolos Tanker Corporation	12-20058	821,070
60	Kythnos Chartering Corporation	12-20059	780,329
61	Leo Tanker Corporation	12-20060	6,517
62	Leyte Product Tanker Corporation	12-20061	223,907
63	Limar Charter Corporation	12-20062	6,117
64	Luxmar Product Tanker Corporation	12-20063	773,582
65	Luxmar Tanker LLC	12-20064	16,652
66	Majestic Tankers Corporation	12-20065	668,235
67	Maple Tanker Corporation	12-20066	338,456
68	Maremar Product Tanker Corporation	12-20067	16
69	Maremar Tanker LLC	12-20068	28,510
70	Marilyn Vessel Corporation	12-20069	129
71	Maritrans General Partner Inc.	12-20070	-
72	Maritrans Operating Company L.P.	12-20071	7,283
73	Milos Product Tanker Corporation	12-20072	991,268
74	Mindanao Tanker Corporation	12-20073	42,530
75	Mykonos Tanker LLC	12-20074	1,087,503

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 12 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period March 1, 2014 through March 31, 2014

	Filing Entities:	Case #	Total Disbursements
76	Nedimar Charter Corporation	12-20075	6,063
77	Oak Tanker Corporation	12-20076	297,728
78	Ocean Bulk Ships, Inc.	12-20077	2
79	Oceania Tanker Corporation	12-20078	82,012
80	OSG 192 LLC	12-20079	65,006
81	OSG 209 LLC	12-20080	55,940
82	OSG 214 LLC	12-20081	117,221
83	OSG 215 Corporation	12-20082	34
84	OSG 242 LLC	12-20083	78,789
85	OSG 243 LLC	12-20084	121,017
86	OSG 244 LLC	12-20085	91,923
87	OSG 252 LLC	12-20086	130,344
88	OSG 254 LLC	12-20087	67,932
89	OSG 300 LLC	12-20088	11
90	OSG 400 LLC	12-20089	4,004
91	OSG America L.P.	12-20090	11
92	OSG America LLC	12-20091	62
93	OSG America Operating Company LLC	12-20092	373,938
94	OSG Car Carriers, Inc.	12-20093	1,872
95	OSG Clean Products International, Inc.	12-20094	14
96	OSG Columbia LLC	12-20095	218,338
97	OSG Constitution LLC	12-20096	767
98	OSG Courageous LLC	12-20097	214,363
99	OSG Delaware Bay Lightering LLC	12-20098	1,635,622
100	OSG Discovery LLC	12-20099	369

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 13 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period March 1, 2014 through March 31, 2014

	Filing Entities:	Case #	Total Disbursements
101	OSG Endeavor LLC	12-20100	65
102	OSG Endurance LLC	12-20101	206,973
103	OSG Enterprise LLC	12-20102	220,092
104	OSG Financial Corp.	12-20103	2,754
105	OSG Freedom LLC	12-20104	-
106	OSG Honour LLC	12-20105	233,784
107	OSG Independence LLC	12-20106	205,556
108	OSG Intrepid LLC	12-20107	186,172
109	OSG Liberty LLC	12-20108	2,756
110	OSG Lightering LLC	12-20109	5,708,726
111	OSG Lightering Acquisition Corporation	12-20110	543
112	OSG Lightering Solutions LLC	12-20111	720
113	OSG Mariner LLC	12-20112	65
114	OSG Maritrans Parent LLC	12-20113	30,506
115	OSG Navigator LLC	12-20114	202,445
116	OSG New York, Inc.	12-20115	470,436
117	OSG Product Tankers AVTC, LLC	12-20116	14
118	OSG Product Tankers Member LLC	12-20117	-
119	OSG Product Tankers II, LLC	12-20118	1
120	OSG Product Tankers I, LLC	12-20119	1
121	OSG Product Tankers, LLC	12-20120	2
122	OSG Quest LLC	12-20121	41
123	OSG Seafarer LLC	12-20122	186
124	OSG Ship Management, Inc.	12-20123	17,608,692
125	OSG Valour LLC	12-20124	304

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 14 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period March 1, 2014 through March 31, 2014

	Filing Entities:	Case #	Total Disbursements
126	Overseas Allegiance Corporation	12-20125	1
127	Overseas Anacortes LLC	12-20126	1,245,447
128	Overseas Boston LLC	12-20127	1,707,952
129	Overseas Diligence LLC	12-20128	108
130	Overseas Galena Bay LLC	12-20129	721
131	Overseas Houston LLC	12-20130	1,432,443
132	Overseas Integrity LLC	12-20131	291
133	Overseas Long Beach LLC	12-20132	1,252,290
134	Overseas Los Angeles LLC	12-20133	1,203,992
135	Overseas Martinez LLC	12-20134	1,276,452
136	Overseas New Orleans LLC	12-20135	597
137	Overseas New York LLC	12-20136	1,106,865
138	Overseas Nikiski LLC	12-20137	2,287,438
139	Overseas Perseverance Corporation	12-20138	103
140	Overseas Philadelphia LLC	12-20139	246
141	Overseas Puget Sound LLC	12-20140	2,323
142	Overseas Sea Swift Corporation	12-20141	2
143	Overseas Shipping (GR) Ltd.	12-20142	157,846
144	Overseas ST Holding LLC	12-20143	1,125,598
145	Overseas Tampa LLC	12-20144	2,817,555
146	Overseas Texas City LLC	12-20145	1,241,243
147	Pearlmar Limited	12-20146	280,372
148	Petromar Limited	12-20147	917,315
149	Pisces Tanker Corporation	12-20148	7,108
150	Polaris Tanker Corporation	12-20149	7,212

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 15 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period March 1, 2014 through March 31, 2014

	Filing Entities:	Case #	Total Disbursements
151	Queens Product Tanker Corporation	12-20150	16,696
152	Reymar Limited	12-20151	417,087
153	Rich Tanker Corporation	12-20152	1,344,308
154	Rimar Chartering Corporation	12-20153	20,772
155	Rosalyn Tanker Corporation	12-20154	408,555
156	Rosemar Limited	12-20155	332,298
157	Rubymar Limited	12-20156	15,996
158	Sakura Transport Corp.	12-20157	647,370
159	Samar Product Tanker Corporation	12-20158	209,217
160	Santorini Tanker LLC	12-20159	775,654
161	Serifos Tanker Corporation	12-20160	1,047,562
162	Seventh Aframax Tanker Corporation	12-20161	218,525
163	Shirley Tanker SRL	12-20162	402,456
164	Sifnos Tanker Corporation	12-20163	386,270
165	Silvermar Limited	12-20164	238,235
166	Sixth Aframax Tanker Corporation	12-20165	230,168
167	Skopelos Product Tanker Corporation	12-20166	289,616
168	Star Chartering Corporation	12-20167	478,496
169	Suezmax International Agencies, Inc.	12-20168	324,317
170	Talara Chartering Corporation	12-20169	9,608
171	Third United Shipping Corporation	12-20170	14,275
172	Tokyo Transport Corp.	12-20171	301,135
173	Transbulk Carriers, Inc.	12-20172	69
174	Troy Chartering Corporation	12-20173	18,547
175	Troy Product Corporation	12-20174	15,902

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 16 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period March 1, 2014 through March 31, 2014

176	Urban Tanker Corporation	12-20175	432,168
177	Vega Tanker Corporation	12-20176	980
178	View Tanker Corporation	12-20177	459,055
179	Vivian Tankships Corporation	12-20178	4,835
180	Vulpecula Chartering Corporation	12-20179	7,491
181	Wind Aframax Tanker Corporation	12-20180	7

		Total Disbursements	$78,024,101

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 17 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period March 1, 2014 through March 31, 2014

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Straus Hauer & Feld LLP	$-	$-	$-	$6,489,236	$223,132	$6,712,368
Bowman Gilfillan, Inc.	-	-	-	50,499	17,446	67,945
Burke & Parsons	125,057	905	125,962	572,613	11,332	583,945
Chilmark Partners, LLC	-	-	-	1,920,000	207,424	2,127,424
Cleary Gottlieb Steen & Hamilton LLP	1,005,077	52,031	1,057,108	19,978,615	644,084	20,622,699
Deloitte & Touche LLP	403,865	3,611	407,476	4,715,991	80,751	4,796,742
Deloitte Tax LLP	275,544	1,314	276,858	4,623,917	15,032	4,638,949
Eversheds LLP	118,749	533	119,282	389,653	7,937	397,590
FTI Consulting, Inc.	261,047	517	261,564	3,927,617	7,639	3,935,256
Gellert, Scali, Busenkell & Brown, LLC	-	-	-	10,094	330	10,424
Heidrick & Struggles	-	-	-	-	-	-
Houlihan Lokey Capital, Inc.	280,000	5,890	285,890	2,385,833	59,894	2,445,727
Kurtzman Carson Consultants LLC	-	-	-	-	-	-
Mercer (US) Inc.	45,869	4,680	50,549	219,362	72,436	291,798
Morris, Nichols, Arsht & Tunnell LLP	71,425	1,246	72,671	986,209	31,744	1,017,953
Mullin Hoard & Brown LLP	106,475	603	107,078	1,347,051	77,052	1,424,103
Pepper Hamilton LLP	11,436	1,119	12,555	234,811	11,353	246,164
Pricewaterhouse Coopers LLP	-	-	-	7,283,983	87,853	7,371,836
Venable LLP	98,092	341	98,433	312,564	8,433	320,997
Total Professional Fees and Expenses	$2,802,636	$72,790	$2,875,426	$55,448,048	$1,563,872	$57,011,920

1 Certain of the professionals listed in the table have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 18 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period March 1, 2014 through March 31, 2014

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Bowman Gilfillan, Inc.	Debtors' Special Counsel for South African Matters
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Chilmark Partners, LLC	Debtors' Financial and Restructuring Advisor
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Deloitte & Touche LLP	Debtors' Accounting Advisor
Deloitte Tax LLP	Debtors' Tax Advisor
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Gellert, Scali, Busenkell & Brown, LLC	Debtors' Special Litigation Counsel
Heidrick & Struggles	Board Search Advisors
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Mercer (US) Inc.	Compensation Specialist
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Mullin Hoard & Brown, L.L.P.	Debtors' Special Litigation Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel
PricewaterhouseCoopers LLP	Debtors' Independent Auditor, Accountant and Tax Advisor
Venable LLP	Debtors' Special Litigation Counsel

1 Certain of the professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 19 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal

For the Period March 1, 2014 through March 31, 2014

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing
None

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Opening
None

Debtor Bank Account Balances

See Appendix B

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 20 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods March 1, 2014 through March 31, 2014, and

November 14, 2012 through March 31, 2014

(in thousands of dollars)

	March 1, 2014 through March 31, 2014	November 14, 2012 through March 31, 2014

Shipping Revenues:

Pool revenues	$13,016	$249,012
Time and bareboat charter revenues	32,046	509,892
Voyage charter revenues	46,621	686,689
	91,683	1,445,593
Operating Expenses:
Voyage expenses	26,648	365,747
Vessel expenses	22,754	369,752
Charter hire expenses	15,984	296,119
Depreciation and amortization	13,665	242,559
General and administrative	12,491	140,223
Goodwill and intangible assets impairment charge	-	16,214
(Gain)/loss on disposal of vessels, including impairments	(1,473)	643,191
Total Operating Expenses	90,069	2,073,805
Income/(Loss) from Vessel Operations	1,614	(628,212)
Equity in Income/(Loss) of Affiliated Companies	3,574	56,380
Operating Income/(Loss)	5,188	(571,832)
Other Income/(expense)	53	1,218
Income/(loss) before Interest Expense and Income Taxes	5,241	(570,614)
Interest Expense	(1)	(339)
Income/(loss) before Reorganization Items and Income Taxes	5,240	(570,953)
Reorganization Items, net	15,882	397,534
Income/(loss) before Income Taxes	(10,642)	(968,487)
Income Tax Provision/(Benefit)	4,857	(16,208)
Net Loss	$(15,499)	$(952,279)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 21 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods March 1, 2014 through March 31, 2014, and

November 14, 2012 through March 31, 2014

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	Reorganization Items consists of the following:

	March 1, 2014	November 14, 2012
	through	through
	March 31, 2014	March 31, 2014
Professional fees, including Trustee Fees of $250 and $4,429	$15,882	$103,642
Expenses incurred on rejected executory contracts	-	289,073
Write-off of deferred financing costs	-	4,603
Other claims adjustments	-	216
	$15,882	$397,534

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 22 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and March 31, 2014

(in thousands of dollars)

	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$638,677
Voyage receivables	171,753	143,941
Other receivables, including income taxes recoverable	59,295	26,983
Inventory	14,150	17,209
Prepaid expenses and other current assets	46,636	33,202
Total Current Assets	769,807	860,012
Vessels and other property, less accumulated depreciation	3,135,823	2,331,454
Deferred drydock expenditures, net	73,898	54,065
Total Vessels, Deferred Drydock and Other Property	3,209,721	2,385,519
Investments in Affiliated Companies	247,964	325,777
Intangible Assets, less accumulated amortization	72,655	58,996
Goodwill	9,589	-
Other Assets	16,464	28,035
Total Assets	$4,326,200	$3,658,339

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,170	$379,183

Total Current Liabilities	93,170	379,183

Noncurrent Liabilities:
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Deferred Taxes and Other Liabilities	758,736	448,179
Liabilities Subject to Compromise	2,623,588	2,882,309
Total Noncurrent Liabilities	3,387,781	3,330,488

Total Liabilities	3,480,951	3,709,671
(Deficit)/Equity:
Total Equity/(Deficit)	845,249	(51,332)
Total Liabilities and (Deficit)/Equity	$4,326,200	$3,658,339

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 23 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and March 31, 2014

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect a complete analysis regarding potential claims under the Bankruptcy Code, however, the balance sheet as of March 31, 2014 does include the Debtors’ estimates of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors for which performance had also ceased by the end of the reporting period.

3.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

4.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is below the outstanding principal of the secured debt, and accordingly, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 24 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and March 31, 2014

(in thousands of dollars)

5.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	March 31, 2014
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$4,662
Senior Notes	500,780	500,780
Unsecured revolver	1,488,579	1,489,000
Accrued interest and fees on unsecured revolver and senior notes	10,878	10,878
Secured debt and accrued interest	578,024	564,102
Derivative liabilities	3,566	3,566
Pension and other postretirement benefit plan liabilities	41,363	26,722
Accrued liabilities relating to rejected executory contracts	0	282,599

	$2,623,588	$2,882,309

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 25 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of March 31, 2014

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1.         I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.        All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.         To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Respectfully submitted,

Dated: May 15, 2014	/s/ Jerry Miller
New York, New York	Jerry Miller
Controller, Overseas Shipholding Group, Inc.

1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 26 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable1

March 31, 2014

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$18,206,351	$992,073	$288,797	$60,229	$(160,498)	$19,386,952
94%	6%	1%	0%	-1%

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 27 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

March 31, 2014

	Days Aged [1]
	0-30	31-60	61-90	91-120	120-180	>180	Total
Trade Receivables:
Trade - Invoiced [2]	$12,434,755	$4,585,007	$4,744,896	$1,060,765	$2,693,134	$3,995,068	$29,513,625
Trade - Accrued and Unbilled[3]							$30,303,260
Trade - Pools[4]							$85,391,291
Allowance for Doubtful Receivables							$(1,883,606)
Accounts Receivable	$12,434,755	$4,585,007	$4,744,896	$1,060,765	$2,693,134	$3,995,068	$143,324,570
Percentage of Trade-Invoiced [5]	42%	16%	16%	4%	9%	13%	100%

Notes:

[1]	Days Aged is based on the date of invoice
[2]	Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.
[3]	Represents unbilled trade accounts receivables of the consolidated Company
[4]	Represents undistributed earnings receivable from the commercial pools in which the Company participates
[5]	Represents percentage of Trade-Invoiced amounts only

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 28 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period March 1, 2014 through March 31, 2014

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X1
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3		X

1 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 29 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 30 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 31 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 32 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 33 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 34 of 158

Appendix B

Overseas Shipholding Group, Inc., et al.

Listing of Debtors' Bank Accounts and Book Balances as of March 31, 20141

(in USD)

Debtor	EIN	Bank	Currency	Account Number	USD Balance per Books as of March 31, 2014
Cabo Hellas Limited	98-0465299	JP Morgan Chase	USD	XXX-XX0606	-
Cabo Sounion Limited	98-0465296	JP Morgan Chase	USD	XXX-XX0614	-
Delta Aframax Corporation	98-0489892	HSBC	USD	XXXXX6729	1,000.00
Epsilon Aframax Corporation	98-0489895	HSBC	USD	XXXXX6737	1,000.00
Front President Inc.	77-0681687	HSBC	USD	XXXXX6745	1,000.00
Maple Tanker Corporation	98-0595229	HSBC	USD	XXXX6753	1,000.00
Oak Tanker Corporation	98-0595234	HSBC	USD	XXXX6761	1,000.00
OSG America Operating Company LLC	45-0575493	Fifth Third Bank - Tampa	USD	XXXXXXX3987	266,974,758.85
OSG Bulk Ships, Inc.	13-2632600	Fifth Third Bank - Tampa	USD	XXXXXXX4290	2,800,974.79
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXXX-XXXXX0-509	(1,251,959.34)
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXX-X-XX7251	9,808,142.86
OSG Financial Corp.	13-3178639	JP Morgan Chase	USD	XXX-X-XX3754	371,213.74
OSG International, Inc.	98-0467117	HSBC	USD	XXXXX6923	10,765,796.72
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXX-X-XX5113	98,886,196.94
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX7192	23,955,187.74
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX0596	-
OSG Lightering LLC	98-0380553	Bank of Oklahoma	USD	XXXXX9048	16,160,919.87
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9108	(48,137.36)
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9174	1.00
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX2788	10,000.30
OSG Ship Management, Inc.	13-3589004	Fifth Third Bank - Tampa	USD	XXXXXX2932	17,185.89
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX6624	536,512.28
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX5045	63,000.47
Overseas Shipholding Group, Inc.	13-2637623	TD Bank, N.A.	USD	XXX-XXX6647	24,054,827.84
Overseas Shipholding Group, Inc.	13-2637623	BlackRock	USD	X4888	56,009,611.57
Overseas Shipholding Group, Inc.	13-2637623	Fidelity	USD	XXXXXXX7175	59,725,317.08
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-X-XX5014	8,373,849.29
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX6306	23,005,848.60
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-XX9772	5,000.00
Rosemar Limited	98-0417974	JP Morgan Chase	USD	XXX-XX0959	-
Rubymar Limited	98-0420767	JP Morgan Chase	USD	XXX-XX0967	-
Serifos Tanker Corporation	98-0513004	JPMorgan Chase	USD	XXXXX0222	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	USD	XXXXXX-XXX4290	27.60
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX9190	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX6490	0.65
Sifnos Tanker Corporation	98-0513006	JPMorgan Chase	USD	XXXXX0230	-

				TOTAL	$600,229,277.38

1 Petty cash accounts with nominal balances maintained at certain office locations have been excluded from this list, but are reported in the Cash and Cash Equivalents line item in the balance sheets presented herein.

Preliminary and Unaudited

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The Company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 36 of 158

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets (continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is below the outstanding principal of the secured debt, and accordingly, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2013 were reflected in December 2013.

Monthly Operating Report March 1, 2014 through March 31, 2014 Page 37 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Overseas Shipholding Group, Inc.		OSG International, Inc.
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$45	$(1)	$(31)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	45	(1)	(31)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	(50)	(50)	(14)	(67)
Charter hire expenses	-	-	-	49
Depreciation and amortization	-	-	3	10
General and administrative	1,673	10,554	36	29,106
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	0
Total Operating Expenses	1,622	10,504	25	29,099
Income/(loss) from Vessel Operations	(1,622)	(10,459)	(26)	(29,130)
Equity in Income/(loss) of Affiliated Companies	200	416	58	8,590
Operating Income/(loss)	(1,422)	(10,043)	32	(20,540)
Other Income/(expense)	547	8,635	(2,196)	(29,064)
Income/(loss) before Interest Expense and Income Taxes	(876)	(1,409)	(2,164)	(49,604)
Interest Expense	-	0	-	0
Income/(loss) before Reorganization Items and Income Taxes	(876)	(1,409)	(2,164)	(49,604)
Reorganization Items, net	15,794	105,679	8	8
Income/(loss) before Income Taxes	(16,670)	(107,088)	(2,172)	(49,612)
Income Tax (Benefit)/Provision	4,850	(21,543)	7	147
Net Income/(Loss)	$(21,520)	$(85,544)	$(2,179)	$(49,759)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 38 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$(4)	$3,415
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,179	13,893
	-	-	1,175	17,308
Operating Expenses:
Voyage expenses	-	-	869	9,340
Vessel expenses	3	419	390	4,517
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	262	4,339
General and administrative	(5)	194	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(4)	-	-
Total Operating Expenses	(3)	609	1,520	18,196
Income/(loss) from Vessel Operations	3	(609)	(345)	(887)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	3	(609)	(345)	(887)
Other Income/(expense)	(217)	(3,126)	(1)	(13)
Income/(loss) before Interest Expense and Income Taxes	(214)	(3,735)	(346)	(900)
Interest Expense	-	0	-	(17)
Income/(loss) before Reorganization Items and Income Taxes	(214)	(3,735)	(346)	(917)
Reorganization Items, net	-	-	2	281
Income/(loss) before Income Taxes	(214)	(3,735)	(348)	(1,198)
Income Tax (Benefit)/Provision	-	1,026	-	-
Net Income/(Loss)	$(214)	$(4,760)	$(348)	$(1,198)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 39 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Africa Tanker Corporation		Alcesmar Limited
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$318	$6,554
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4
	-	-	318	6,558
Operating Expenses:
Voyage expenses	-	-	-	7
Vessel expenses	7	99	197	3,381
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	85	2,045
General and administrative	-	313	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,737
Total Operating Expenses	7	412	282	24,170
Income/(loss) from Vessel Operations	(7)	(412)	36	(17,612)
Equity in Income/(loss) of Affiliated Companies	2,939	40,887	-	-
Operating Income/(loss)	2,932	40,475	36	(17,612)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,932	40,475	36	(17,612)
Interest Expense	-	-	(0)	(8)
Income/(loss) before Reorganization Items and Income Taxes	2,932	40,475	36	(17,620)
Reorganization Items, net	-	-	2	112
Income/(loss) before Income Taxes	2,932	40,475	34	(17,732)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$2,932	$40,475	$34	$(17,732)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 40 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Alcmar Limited		Alpha Suezmax Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$315	$6,700	$20	$(138)
Time and bareboat charter revenues	-	0	-	1,276
Voyage charter revenues	-	3	-	14
	315	6,703	20	1,152
Operating Expenses:
Voyage expenses	-	(30)	-	255
Vessel expenses	170	3,742	13	422
Charter hire expenses	-	-	-	1,580
Depreciation and amortization	85	1,706	-	133
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,356	-	-
Total Operating Expenses	255	23,775	13	2,391
Income/(loss) from Vessel Operations	60	(17,072)	7	(1,239)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	60	(17,072)	7	(1,239)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	60	(17,072)	7	(1,239)
Interest Expense	(0)	(8)	-	-
Income/(loss) before Reorganization Items and Income Taxes	60	(17,080)	7	(1,239)
Reorganization Items, net	2	112	-	15,492
Income/(loss) before Income Taxes	58	(17,192)	7	(16,731)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$58	$(17,192)	$7	$(16,731)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 41 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Alpha Tanker Corporation		Amalia Product Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$(0)	$(2)	$75	$7,744
Time and bareboat charter revenues	-	-	438	1,059
Voyage charter revenues	-	-	-	13
	(0)	(2)	513	8,817
Operating Expenses:
Voyage expenses	-	-	8	(240)
Vessel expenses	-	-	274	3,337
Charter hire expenses	-	131	-	-
Depreciation and amortization	-	-	253	4,919
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	131	535	8,016
Income/(loss) from Vessel Operations	(0)	(133)	(22)	801
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(133)	(22)	801
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(133)	(22)	801
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(133)	(22)	801
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(0)	(133)	(22)	801
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$(133)	$(22)	$801

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	(38)	2,404	-	-
Voyage charter revenues	759	9,705	-	-
	720	12,109	-	-
Operating Expenses:
Voyage expenses	475	4,645	-	(4)
Vessel expenses	279	3,668	-	12
Charter hire expenses	-	-	-	-
Depreciation and amortization	79	1,451	-	-
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	15,735	-	-
Total Operating Expenses	833	25,500	-	8
Income/(loss) from Vessel Operations	(113)	(13,391)	-	(8)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(113)	(13,391)	-	(8)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(113)	(13,391)	-	(8)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(113)	(13,391)	-	(8)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(113)	(13,391)	-	(8)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(113)	$(13,391)	$-	$(8)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Andromar Limited		Antigmar Limited
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$(32)	$6,598	$297	$7,023
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	324	(5)	-	51
	292	6,592	297	7,074
Operating Expenses:
Voyage expenses	-	(0)	-	73
Vessel expenses	708	3,567	219	3,246
Charter hire expenses	-	-	-	-
Depreciation and amortization	71	1,765	87	1,570
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,207	-	18,905
Total Operating Expenses	779	24,539	306	23,795
Income/(loss) from Vessel Operations	(488)	(17,947)	(10)	(16,721)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(488)	(17,947)	(10)	(16,721)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(488)	(17,947)	(10)	(16,721)
Interest Expense	(0)	(8)	(0)	(8)
Income/(loss) before Reorganization Items and Income Taxes	(488)	(17,955)	(10)	(16,729)
Reorganization Items, net	2	112	2	112
Income/(loss) before Income Taxes	(489)	(18,067)	(11)	(16,841)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(489)	$(18,067)	$(11)	$(16,841)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Aqua Tanker Corporation		Aquarius Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$(0)	$(7)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4,599
	(0)	(7)	-	4,599
Operating Expenses:
Voyage expenses	-	-	-	2,695
Vessel expenses	-	-	0	15
Charter hire expenses	-	(203)	-	1,918
Depreciation and amortization	-	-	-	-
General and administrative	-	3	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(200)	0	4,628
Income/(loss) from Vessel Operations	(0)	193	(0)	(28)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	193	(0)	(28)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	193	(0)	(28)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	193	(0)	(28)
Reorganization Items, net	-	-	-	2,343
Income/(loss) before Income Taxes	(0)	193	(0)	(2,372)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$193	$(0)	$(2,372)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Ariadmar Limited		Aspro Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$299	$6,927	$(1)	$(3)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	299	6,927	(1)	(3)
Operating Expenses:
Voyage expenses	-	26	-	-
Vessel expenses	210	3,035	-	-
Charter hire expenses	-	-	-	57
Depreciation and amortization	104	1,848	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,082	-	-
Total Operating Expenses	314	23,992	-	57
Income/(loss) from Vessel Operations	(15)	(17,065)	(1)	(60)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(15)	(17,065)	(1)	(60)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(15)	(17,065)	(1)	(60)
Interest Expense	(0)	(8)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(15)	(17,073)	(1)	(60)
Reorganization Items, net	2	112	-	-
Income/(loss) before Income Taxes	(17)	(17,185)	(1)	(60)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(17)	$(17,185)	$(1)	$(60)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Atalmar Limited		Athens Product Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	663	16,537	773	17,157
	663	16,537	773	17,157
Operating Expenses:
Voyage expenses	359	9,526	565	8,600
Vessel expenses	202	3,055	173	2,615
Charter hire expenses	-	-	-	-
Depreciation and amortization	98	1,750	136	2,211
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,960	-	-
Total Operating Expenses	659	33,292	875	13,425
Income/(loss) from Vessel Operations	4	(16,755)	(102)	3,731
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	4	(16,755)	(102)	3,731
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	4	(16,755)	(102)	3,731
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	4	(16,755)	(102)	3,731
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	4	(16,755)	(102)	3,731
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$4	$(16,755)	$(102)	$3,731

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Atlas Chartering Corporation		Aurora Shipping Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$(5)	$3,459
Time and bareboat charter revenues	-	-	-	2,808
Voyage charter revenues	-	3,975	1,530	4,171
	-	3,975	1,525	10,438
Operating Expenses:
Voyage expenses	-	2,058	1,036	3,021
Vessel expenses	0	9	270	6,052
Charter hire expenses	-	1,982	-	-
Depreciation and amortization	-	-	243	3,918
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	0	4,050	1,550	12,991
Income/(loss) from Vessel Operations	(0)	(75)	(24)	(2,553)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(75)	(24)	(2,553)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(75)	(24)	(2,553)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(75)	(24)	(2,553)
Reorganization Items, net	-	4,376	-	-
Income/(loss) before Income Taxes	(0)	(4,451)	(24)	(2,553)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$(4,451)	$(24)	$(2,553)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Avila Tanker Corporation		Batangas Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$(1)	$(3)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,429	13,731
	(1)	(3)	1,429	13,731
Operating Expenses:
Voyage expenses	-	-	976	8,474
Vessel expenses	-	-	213	1,804
Charter hire expenses	-	(81)	-	-
Depreciation and amortization	-	-	225	1,878
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(81)	1,414	12,156
Income/(loss) from Vessel Operations	(1)	78	15	1,575
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	78	15	1,575
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	78	15	1,575
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	78	15	1,575
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(1)	78	15	1,575
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1)	$78	$15	$1,575

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$(13)	$-	$-
Time and bareboat charter revenues	-	1,708	-	-
Voyage charter revenues	-	-	-	22
	-	1,695	-	22
Operating Expenses:
Voyage expenses	-	-	-	(68)
Vessel expenses	1	584	(0)	63
Charter hire expenses	-	1,714	-	-
Depreciation and amortization	-	26	-	-
General and administrative	-	1	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(20)
Total Operating Expenses	1	2,323	(0)	(25)
Income/(loss) from Vessel Operations	(1)	(629)	0	47
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	(629)	0	47
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	(629)	0	47
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	(629)	0	47
Reorganization Items, net	-	31,960	-	-
Income/(loss) before Income Taxes	(1)	(32,589)	0	47
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1)	$(32,589)	$0	$47

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Cabo Hellas Limited		Cabo Sounion Limited
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	411	5,794	411	5,978
Voyage charter revenues	-	11	-	14
	411	5,804	411	5,991
Operating Expenses:
Voyage expenses	10	159	10	158
Vessel expenses	174	3,484	202	3,517
Charter hire expenses	-	-	-	-
Depreciation and amortization	154	3,136	160	3,301
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,172	-	18,004
Total Operating Expenses	339	23,951	372	24,981
Income/(loss) from Vessel Operations	72	(18,147)	38	(18,989)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	72	(18,147)	38	(18,989)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	72	(18,147)	38	(18,989)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	72	(18,147)	38	(18,989)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	72	(18,147)	38	(18,989)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$72	$(18,147)	$38	$(18,989)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Caribbean Tanker Corporation		Carina Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$(1)	$(5)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,155	15,406	-	4,753
	1,154	15,401	-	4,753
Operating Expenses:
Voyage expenses	844	7,992	-	2,105
Vessel expenses	231	5,173	-	14
Charter hire expenses	-	-	-	2,146
Depreciation and amortization	50	1,195	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,385	-	-
Total Operating Expenses	1,125	31,745	-	4,265
Income/(loss) from Vessel Operations	29	(16,344)	-	488
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	29	(16,344)	-	488
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	29	(16,344)	-	488
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	29	(16,344)	-	488
Reorganization Items, net	-	-	-	4,102
Income/(loss) before Income Taxes	29	(16,344)	-	(3,614)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$29	$(16,344)	$-	$(3,614)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Carl Product Corporation		Concept Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$1	$(35)	$314	$7,236
Time and bareboat charter revenues	430	6,469	-	-
Voyage charter revenues	-	10	-	-
	431	6,444	314	7,236
Operating Expenses:
Voyage expenses	11	(217)	-	21
Vessel expenses	225	3,031	4	80
Charter hire expenses	-	-	403	6,875
Depreciation and amortization	253	4,844	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	490	7,658	407	6,976
Income/(loss) from Vessel Operations	(58)	(1,214)	(93)	260
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(58)	(1,214)	(93)	260
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(58)	(1,214)	(93)	260
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(58)	(1,214)	(93)	260
Reorganization Items, net	-	-	-	1,943
Income/(loss) before Income Taxes	(58)	(1,214)	(93)	(1,682)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(58)	$(1,214)	$(93)	$(1,682)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Crown Tanker Corporation		Delphina Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$39	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	39	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	0	0	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	0	0	-	-
Income/(loss) from Vessel Operations	(0)	39	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	39	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	39	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	39	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(0)	39	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$39	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Delta Aframax Corporation		DHT Ania Aframax Corp.
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$(76)	$(1)	$(5)
Time and bareboat charter revenues	-	6,163	-	-
Voyage charter revenues	762	1,473	-	-
	762	7,560	(1)	(5)
Operating Expenses:
Voyage expenses	1,075	1,761	-	-
Vessel expenses	386	4,244	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	134	3,101	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	24,359	-	-
Total Operating Expenses	1,596	33,465	-	-
Income/(loss) from Vessel Operations	(833)	(25,904)	(1)	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(833)	(25,904)	(1)	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(833)	(25,904)	(1)	(5)
Interest Expense	-	(34)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(833)	(25,938)	(1)	(5)
Reorganization Items, net	13	391	-	(12)
Income/(loss) before Income Taxes	(846)	(26,329)	(1)	7
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(846)	$(26,329)	$(1)	$7

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$(0)	$586	$(0)	$213
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	(0)	586	(0)	213
Operating Expenses:
Voyage expenses	-	101	-	24
Vessel expenses	(0)	3	-	(4)
Charter hire expenses	-	1,615	-	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(0)	1,719	-	984
Income/(loss) from Vessel Operations	(0)	(1,133)	(0)	(771)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(1,133)	(0)	(771)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(1,133)	(0)	(771)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(1,133)	(0)	(771)
Reorganization Items, net	-	(119)	-	(12)
Income/(loss) before Income Taxes	(0)	(1,014)	(0)	(758)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$(1,014)	$(0)	$(758)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$(0)	$43	$(1)	$(6)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	(0)	43	(1)	(6)
Operating Expenses:
Voyage expenses	-	(0)	-	-
Vessel expenses	(0)	(6)	-	(0)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(0)	(6)	-	(0)
Income/(loss) from Vessel Operations	(0)	48	(1)	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	48	(1)	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	48	(1)	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	48	(1)	(5)
Reorganization Items, net	-	144	-	-
Income/(loss) before Income Taxes	(0)	(96)	(1)	(5)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$(96)	$(1)	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$(22)	$(1)	$(90)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(22)	(1)	(90)
Operating Expenses:
Voyage expenses	-	-	-	(3)
Vessel expenses	0	0	-	16
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	0	0	-	13
Income/(loss) from Vessel Operations	(0)	(22)	(1)	(103)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(22)	(1)	(103)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(22)	(1)	(103)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(22)	(1)	(103)
Reorganization Items, net	-	258	-	17
Income/(loss) before Income Taxes	(0)	(280)	(1)	(120)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$(280)	$(1)	$(120)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Dignity Chartering Corporation		Edindun Shipping Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$27	$338	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(14)	-	-
	27	324	-	-
Operating Expenses:
Voyage expenses	-	18	-	-
Vessel expenses	2	357	-	-
Charter hire expenses	-	1,059	-	-
Depreciation and amortization	-	68	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	2	1,501	-	-
Income/(loss) from Vessel Operations	25	(1,177)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	25	(1,177)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	25	(1,177)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	25	(1,177)	-	-
Reorganization Items, net	-	34,442	-	-
Income/(loss) before Income Taxes	25	(35,619)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$25	$(35,619)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$2,012	$-	$1,947
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,289	13,329	1,087	11,254
	1,289	15,341	1,087	13,201
Operating Expenses:
Voyage expenses	878	8,372	739	7,223
Vessel expenses	193	3,835	183	3,603
Charter hire expenses	-	-	-	-
Depreciation and amortization	139	2,265	130	3,062
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	24,905
Total Operating Expenses	1,209	14,472	1,052	38,793
Income/(loss) from Vessel Operations	80	869	35	(25,592)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	80	869	35	(25,592)
Other Income/(expense)	-	-	(2)	(19)
Income/(loss) before Interest Expense and Income Taxes	80	869	33	(25,611)
Interest Expense	-	-	-	(29)
Income/(loss) before Reorganization Items and Income Taxes	80	869	33	(25,640)
Reorganization Items, net	-	-	13	390
Income/(loss) before Income Taxes	80	869	20	(26,030)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$80	$869	$20	$(26,030)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	First Chemical Carrier Corporation		First LPG Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	3,888	-	-
Voyage charter revenues	-	-	(39)	(39)
	-	3,888	(39)	(39)
Operating Expenses:
Voyage expenses	-	56	-	-
Vessel expenses	(2)	46	-	-
Charter hire expenses	-	2,976	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(2)	3,078	-	-
Income/(loss) from Vessel Operations	2	810	(39)	(39)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	2	810	(39)	(39)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2	810	(39)	(39)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	2	810	(39)	(39)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	2	810	(39)	(39)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$2	$810	$(39)	$(39)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$716	$7,599	$(1)	$(4)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	12	(30)	15,652
	716	7,611	(31)	15,647
Operating Expenses:
Voyage expenses	103	685	72	9,395
Vessel expenses	468	5,399	174	3,759
Charter hire expenses	-	-	-	-
Depreciation and amortization	163	2,915	64	1,510
General and administrative	(0)	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,903	(1,510)	14,208
Total Operating Expenses	734	25,901	(1,200)	28,872
Income/(loss) from Vessel Operations	(17)	(18,290)	1,169	(13,224)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(17)	(18,290)	1,169	(13,224)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(17)	(18,290)	1,169	(13,224)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(17)	(18,290)	1,169	(13,224)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(17)	(18,290)	1,169	(13,224)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(17)	$(18,290)	$1,169	$(13,224)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Front President Inc.		Goldmar Limited
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$608	$12,521	$584	$9,151
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	1
	608	12,521	584	9,153
Operating Expenses:
Voyage expenses	(20)	482	-	10
Vessel expenses	228	4,156	290	3,479
Charter hire expenses	-	-	-	-
Depreciation and amortization	368	5,956	161	3,298
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(0)	-	16,753
Total Operating Expenses	576	10,594	451	23,541
Income/(loss) from Vessel Operations	32	1,926	133	(14,388)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	32	1,926	133	(14,388)
Other Income/(expense)	(2)	(29)	-	-
Income/(loss) before Interest Expense and Income Taxes	29	1,897	133	(14,388)
Interest Expense	-	(53)	-	-
Income/(loss) before Reorganization Items and Income Taxes	29	1,844	133	(14,388)
Reorganization Items, net	29	608	-	-
Income/(loss) before Income Taxes	(0)	1,236	133	(14,388)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$1,236	$133	$(14,388)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	GPC Aframax Corporation		Grace Chartering Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$5	$900	$1	$1,555
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	5	900	1	1,555
Operating Expenses:
Voyage expenses	-	25	3	6
Vessel expenses	(330)	881	-	8
Charter hire expenses	-	1,788	-	1,612
Depreciation and amortization	4	109	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(326)	2,802	3	1,626
Income/(loss) from Vessel Operations	331	(1,902)	(2)	(71)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	331	(1,902)	(2)	(71)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	331	(1,902)	(2)	(71)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	331	(1,902)	(2)	(71)
Reorganization Items, net	-	21,847	-	881
Income/(loss) before Income Taxes	331	(23,749)	(2)	(953)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$331	$(23,749)	$(2)	$(953)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	International Seaways, Inc.		Jademar Limited
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$14,653	$784	$9,448
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	8,051	85,711	3	11
	8,051	100,364	787	9,459
Operating Expenses:
Voyage expenses	5,483	53,933	3	25
Vessel expenses	722	4,835	262	3,105
Charter hire expenses	2,164	36,724	-	-
Depreciation and amortization	89	536	158	3,356
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	1	-	17,729
Total Operating Expenses	8,458	96,030	423	24,216
Income/(loss) from Vessel Operations	(407)	4,335	364	(14,757)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(407)	4,335	364	(14,757)
Other Income/(expense)	-	2	-	-
Income/(loss) before Interest Expense and Income Taxes	(407)	4,337	364	(14,757)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(407)	4,337	364	(14,757)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(407)	4,337	364	(14,757)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(407)	$4,337	$364	$(14,757)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	(61)	-	-
Voyage charter revenues	-	-	-	-
	-	(61)	-	-
Operating Expenses:
Voyage expenses	-	11	-	-
Vessel expenses	0	(9)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(110)	-	-
Total Operating Expenses	0	(107)	-	-
Income/(loss) from Vessel Operations	(0)	46	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	46	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	46	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	46	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(0)	46	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$46	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	917	15,142	653	15,424
	917	15,142	653	15,424
Operating Expenses:
Voyage expenses	542	8,613	370	8,073
Vessel expenses	155	3,038	149	2,886
Charter hire expenses	194	3,866	-	-
Depreciation and amortization	29	503	122	1,947
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	919	16,021	641	12,906
Income/(loss) from Vessel Operations	(2)	(879)	12	2,518
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2)	(879)	12	2,518
Other Income/(expense)	-	-	-	8
Income/(loss) before Interest Expense and Income Taxes	(2)	(879)	12	2,526
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(2)	(879)	12	2,526
Reorganization Items, net	-	14,130	-	-
Income/(loss) before Income Taxes	(2)	(15,009)	12	2,526
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(2)	$(15,009)	$12	$2,526

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Leo Tanker Corporation		Leyte Product Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$813	$6,996
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	4,696	-	3,411
	-	4,696	813	10,408
Operating Expenses:
Voyage expenses	1	2,836	-	1,372
Vessel expenses	-	18	168	2,950
Charter hire expenses	-	2,213	-	-
Depreciation and amortization	-	-	145	2,888
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	19,022
Total Operating Expenses	1	5,067	314	26,232
Income/(loss) from Vessel Operations	(1)	(371)	500	(15,824)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	(371)	500	(15,824)
Other Income/(expense)	-	-	(0)	(3)
Income/(loss) before Interest Expense and Income Taxes	(1)	(371)	499	(15,827)
Interest Expense	-	-	-	(9)
Income/(loss) before Reorganization Items and Income Taxes	(1)	(371)	499	(15,837)
Reorganization Items, net	-	2,416	(14)	278
Income/(loss) before Income Taxes	(1)	(2,787)	514	(16,115)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1)	$(2,787)	$514	$(16,115)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Limar Charter Corporation		Luxmar Product Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	255	-	-
Voyage charter revenues	-	1,757	609	14,530
	-	2,012	609	14,530
Operating Expenses:
Voyage expenses	-	834	279	8,342
Vessel expenses	20	384	181	3,646
Charter hire expenses	-	776	-	-
Depreciation and amortization	-	437	92	1,792
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	16,941
Total Operating Expenses	20	2,431	552	30,722
Income/(loss) from Vessel Operations	(20)	(419)	58	(16,192)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(20)	(419)	58	(16,192)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(20)	(419)	58	(16,192)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(20)	(419)	58	(16,192)
Reorganization Items, net	-	7,625	-	-
Income/(loss) before Income Taxes	(20)	(8,044)	58	(16,192)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(20)	$(8,044)	$58	$(16,192)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Luxmar Tanker LLC		Majestic Tankers Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$153	$7,596
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	153	7,596
Operating Expenses:
Voyage expenses	-	(27)	52	853
Vessel expenses	-	169	379	6,253
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	179	3,237
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	20,232
Total Operating Expenses	-	142	610	30,575
Income/(loss) from Vessel Operations	-	(142)	(457)	(22,979)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(142)	(457)	(22,979)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(142)	(457)	(22,979)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(142)	(457)	(22,979)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(142)	(457)	(22,979)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(142)	$(457)	$(22,979)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Oak Tanker Corporation		Maremar Product Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$1,050	$10,513	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3	-	-
	1,050	10,517	-	-
Operating Expenses:
Voyage expenses	37	368	-	-
Vessel expenses	197	3,770	-	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	292	6,899	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	61,052	-	-
Total Operating Expenses	526	72,090	-	(3)
Income/(loss) from Vessel Operations	524	(61,574)	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	524	(61,574)	-	3
Other Income/(expense)	(3)	(40)	-	-
Income/(loss) before Interest Expense and Income Taxes	521	(61,614)	-	3
Interest Expense	-	(67)	-	-
Income/(loss) before Reorganization Items and Income Taxes	521	(61,681)	-	3
Reorganization Items, net	13	1,351	-	-
Income/(loss) before Income Taxes	508	(63,032)	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$508	$(63,032)	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Maremar Tanker LLC		Marilyn Vessel Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	171	1,428	-	-
Voyage charter revenues	-	5,816	-	-
	171	7,244	-	-
Operating Expenses:
Voyage expenses	6	3,646	-	-
Vessel expenses	4	1,871	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	46	1,247	-	-
General and administrative	-	5	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,057	-	-
Total Operating Expenses	56	22,826	-	-
Income/(loss) from Vessel Operations	114	(15,582)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	114	(15,582)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	114	(15,582)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	114	(15,582)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	114	(15,582)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$114	$(15,582)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,294	16,352	-	-
	1,294	16,352	-	-
Operating Expenses:
Voyage expenses	594	7,924	-	-
Vessel expenses	151	2,743	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	140	2,267	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	885	12,935	-	-
Income/(loss) from Vessel Operations	408	3,417	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	408	3,417	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	408	3,417	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	408	3,417	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	408	3,417	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$408	$3,417	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Mykonos Tanker LLC		Nedimar Charter Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,172	25,156	-	894
	1,172	25,156	-	894
Operating Expenses:
Voyage expenses	461	9,873	-	455
Vessel expenses	367	5,404	0	452
Charter hire expenses	-	-	-	609
Depreciation and amortization	173	2,799	-	172
General and administrative	16	266	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19	-	-
Total Operating Expenses	1,018	18,362	0	1,689
Income/(loss) from Vessel Operations	154	6,794	(0)	(795)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	154	6,794	(0)	(795)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	154	6,794	(0)	(795)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	154	6,794	(0)	(795)
Reorganization Items, net	-	-	-	5,852
Income/(loss) before Income Taxes	154	6,794	(0)	(6,647)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$154	$6,794	$(0)	$(6,647)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$1,007	$10,788	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	1,007	10,788	-	-
Operating Expenses:
Voyage expenses	164	602	-	-
Vessel expenses	184	3,725	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	279	6,855	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	62,874	-	-
Total Operating Expenses	627	74,056	-	-
Income/(loss) from Vessel Operations	380	(63,268)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	380	(63,268)	-	-
Other Income/(expense)	(2)	(26)	-	-
Income/(loss) before Interest Expense and Income Taxes	378	(63,295)	-	-
Interest Expense	-	(65)	-	-
Income/(loss) before Reorganization Items and Income Taxes	378	(63,360)	-	-
Reorganization Items, net	13	1,337	-	-
Income/(loss) before Income Taxes	365	(64,697)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$365	$(64,697)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Oceania Tanker Corporation		OSG 192 LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$796	$-	$-
Time and bareboat charter revenues	-	-	884	12,487
Voyage charter revenues	-	-	-	35
	-	796	884	12,522
Operating Expenses:
Voyage expenses	-	310	12	191
Vessel expenses	66	2,490	39	722
Charter hire expenses	-	-	-	-
Depreciation and amortization	155	2,740	175	3,470
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	31,352	-	-
Total Operating Expenses	221	36,892	227	4,382
Income/(loss) from Vessel Operations	(221)	(36,095)	657	8,140
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(221)	(36,095)	657	8,140
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(221)	(36,095)	657	8,140
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(221)	(36,095)	657	8,140
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(221)	(36,095)	657	8,140
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(221)	$(36,095)	$657	$8,140

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG 209 LLC		OSG 214 LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	944	13,709	930	13,403
Voyage charter revenues	7	156	48	988
	952	13,865	978	14,391
Operating Expenses:
Voyage expenses	12	282	52	1,188
Vessel expenses	20	659	44	840
Charter hire expenses	-	-	-	-
Depreciation and amortization	187	3,038	233	3,823
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	220	3,980	329	5,851
Income/(loss) from Vessel Operations	732	9,886	650	8,540
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	732	9,886	650	8,540
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	732	9,886	650	8,540
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	732	9,886	650	8,540
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	732	9,886	650	8,540
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$732	$9,886	$650	$8,540

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG 215 Corporation		OSG 242 LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,395	21,734
Voyage charter revenues	-	-	-	979
	-	-	1,395	22,713
Operating Expenses:
Voyage expenses	-	-	18	655
Vessel expenses	-	-	30	686
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	166	3,412
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	215	4,753
Income/(loss) from Vessel Operations	-	-	1,180	17,960
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,180	17,960
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,180	17,960
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,180	17,960
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	1,180	17,960
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$1,180	$17,960

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG 243 LLC		OSG 244 LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,395	16,727	992	13,805
Voyage charter revenues	2	5,877	-	284
	1,397	22,604	992	14,089
Operating Expenses:
Voyage expenses	18	2,441	12	193
Vessel expenses	41	819	20	587
Charter hire expenses	-	-	-	-
Depreciation and amortization	246	3,964	244	4,275
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	306	7,225	276	5,055
Income/(loss) from Vessel Operations	1,091	15,379	716	9,034
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,091	15,379	716	9,034
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,091	15,379	716	9,034
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,091	15,379	716	9,034
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,091	15,379	716	9,034
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,091	$15,379	$716	$9,034

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG 252 LLC		OSG 254 LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	839	14,126	1,054	7,687
Voyage charter revenues	14	4,622	-	8,419
	853	18,749	1,054	16,106
Operating Expenses:
Voyage expenses	11	1,433	15	240
Vessel expenses	158	782	17	846
Charter hire expenses	-	-	-	-
Depreciation and amortization	160	3,766	270	4,482
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	330	5,981	302	5,567
Income/(loss) from Vessel Operations	523	12,768	752	10,538
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	523	12,768	752	10,538
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	523	12,768	752	10,538
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	523	12,768	752	10,538
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	523	12,768	752	10,538
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$523	$12,768	$752	$10,538

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG 300 LLC		OSG 400 LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(226)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	(226)
Income/(loss) from Vessel Operations	-	-	-	226
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	226
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	226
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	226
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	226
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$226

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG America L.P.		OSG America LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	1
Net Income/(Loss)	$-	$-	$-	$(1)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	100	100	-	-
	100	100	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(1)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	6,351	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	383	6,349	-	-
Income/(loss) from Vessel Operations	(284)	(6,250)	-	-
Equity in Income/(loss) of Affiliated Companies	378	6,489	-	-
Operating Income/(loss)	94	239	-	-
Other Income/(expense)	34	320	-	-
Income/(loss) before Interest Expense and Income Taxes	128	559	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	128	559	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	128	559	-	-
Income Tax (Benefit)/Provision	-	1	-	-
Net Income/(Loss)	$128	$558	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG Clean Products International, Inc.		OSG Columbia LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	(0)
Vessel expenses	-	-	219	3,767
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	36	1,184
General and administrative	-	-	7	112
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	261	5,063
Income/(loss) from Vessel Operations	-	-	(261)	(5,063)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(261)	(5,063)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(261)	(5,063)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(261)	(5,063)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(261)	(5,063)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(261)	$(5,063)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG Constitution LLC		OSG Courageous LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	3	224	3,816
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	84	1,301
General and administrative	-	-	7	115
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	316	5,232
Income/(loss) from Vessel Operations	-	(3)	(316)	(5,232)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	(316)	(5,232)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	(316)	(5,232)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	(316)	(5,232)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	(316)	(5,232)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$(316)	$(5,232)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	6,565	74,320	-	-
	6,565	74,320	-	-
Operating Expenses:
Voyage expenses	952	12,690	-	-
Vessel expenses	911	17,092	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,140	18,355	-	-
General and administrative	24	377	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(956)
Total Operating Expenses	3,027	48,513	-	(956)
Income/(loss) from Vessel Operations	3,538	25,806	-	956
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	3,538	25,806	-	956
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	3,538	25,806	-	956
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	3,538	25,806	-	956
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	3,538	25,806	-	956
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$3,538	$25,806	$-	$956

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG Endeavor LLC		OSG Endurance LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	212	3,595
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	86	1,382
General and administrative	-	-	7	109
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	15	72	-	-
Total Operating Expenses	15	72	305	5,086
Income/(loss) from Vessel Operations	(15)	(72)	(305)	(5,086)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(15)	(72)	(305)	(5,086)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(15)	(72)	(305)	(5,086)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(15)	(72)	(305)	(5,086)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(15)	(72)	(305)	(5,086)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(15)	$(72)	$(305)	$(5,086)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG Enterprise LLC		OSG Financial Corp.
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	262	3,907	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	110	1,813	-	-
General and administrative	7	109	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	379	5,829	-	-
Income/(loss) from Vessel Operations	(379)	(5,829)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(379)	(5,829)	-	-
Other Income/(expense)	-	-	-	(174)
Income/(loss) before Interest Expense and Income Taxes	(379)	(5,829)	-	(174)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(379)	(5,829)	-	(174)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(379)	(5,829)	-	(174)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(379)	$(5,829)	$-	$(174)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG Freedom LLC		OSG Honour LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	(1)	17	231	3,808
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	290	60	986
General and administrative	-	-	8	115
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	709	-	-
Total Operating Expenses	(1)	1,016	299	4,909
Income/(loss) from Vessel Operations	1	(1,016)	(299)	(4,909)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1	(1,016)	(299)	(4,909)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1	(1,016)	(299)	(4,909)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1	(1,016)	(299)	(4,909)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1	(1,016)	(299)	(4,909)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1	$(1,016)	$(299)	$(4,909)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG Independence LLC		OSG Intrepid LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	9	-	-
Vessel expenses	198	3,703	198	3,888
Charter hire expenses	-	-	-	-
Depreciation and amortization	72	1,135	79	1,432
General and administrative	7	110	7	115
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	276	4,956	284	5,435
Income/(loss) from Vessel Operations	(276)	(4,956)	(284)	(5,435)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(276)	(4,956)	(284)	(5,435)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(276)	(4,956)	(284)	(5,435)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(276)	(4,956)	(284)	(5,435)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(276)	(4,956)	(284)	(5,435)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(276)	$(4,956)	$(284)	$(5,435)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG Liberty LLC		OSG Lightering LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	6,336	110,605
	-	-	6,336	110,605
Operating Expenses:
Voyage expenses	-	-	3,520	65,285
Vessel expenses	-	(9)	7	153
Charter hire expenses	-	-	2,662	38,273
Depreciation and amortization	-	-	62	2,072
General and administrative	-	-	391	4,001
Goodwill and intangible assets impairment charge	-	-	-	14,726
(Gain)/loss on disposal of vessels, including impairments	-	-	-	470
Total Operating Expenses	-	(9)	6,642	124,981
Income/(loss) from Vessel Operations	-	9	(306)	(14,376)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	9	(306)	(14,376)
Other Income/(expense)	-	-	1	16
Income/(loss) before Interest Expense and Income Taxes	-	9	(305)	(14,360)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	9	(305)	(14,360)
Reorganization Items, net	-	-	-	(60)
Income/(loss) before Income Taxes	-	9	(305)	(14,300)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$9	$(305)	$(14,300)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	1,567
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	1,567
Income/(loss) from Vessel Operations	-	-	-	(1,567)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(1,567)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(1,567)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(1,567)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(1,567)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(1,567)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG Mariner LLC		OSG Maritrans Parent LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	94
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	15	72	-	-
Total Operating Expenses	15	72	6	94
Income/(loss) from Vessel Operations	(15)	(72)	(6)	(94)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(15)	(72)	(6)	(94)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(15)	(72)	(6)	(94)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(15)	(72)	(6)	(94)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(15)	(72)	(6)	(94)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(15)	$(72)	$(6)	$(94)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG Navigator LLC		OSG New York, Inc.
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$461	$8,984
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4,034
	-	-	461	13,018
Operating Expenses:
Voyage expenses	-	-	(2)	2,318
Vessel expenses	210	3,718	52	133
Charter hire expenses	-	-	684	12,412
Depreciation and amortization	31	1,093	-	-
General and administrative	7	115	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	248	4,925	735	14,863
Income/(loss) from Vessel Operations	(248)	(4,925)	(273)	(1,845)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(248)	(4,925)	(273)	(1,845)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(248)	(4,925)	(273)	(1,845)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(248)	(4,925)	(273)	(1,845)
Reorganization Items, net	-	-	-	306
Income/(loss) before Income Taxes	(248)	(4,925)	(273)	(2,151)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(248)	$(4,925)	$(273)	$(2,151)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG Product Tankers, LLC		OSG Quest LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	7	41
Total Operating Expenses	-	-	7	41
Income/(loss) from Vessel Operations	-	-	(7)	(41)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(7)	(41)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(7)	(41)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(7)	(41)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(7)	(41)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(7)	$(41)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG Seafarer LLC		OSG Ship Management, Inc.
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	166	3,708
General and administrative	-	-	6,112	46,811
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(0)	6,278	50,519
Income/(loss) from Vessel Operations	-	0	(6,278)	(50,519)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(6,278)	(50,519)
Other Income/(expense)	-	-	-	28
Income/(loss) before Interest Expense and Income Taxes	-	0	(6,278)	(50,491)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(6,278)	(50,491)
Reorganization Items, net	-	-	0	2,085
Income/(loss) before Income Taxes	-	0	(6,278)	(52,575)
Income Tax (Benefit)/Provision	-	-	-	2
Net Income/(Loss)	$-	$0	$(6,278)	$(52,578)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	OSG Valour LLC		Overseas Allegiance Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Overseas Anacortes LLC		Overseas Boston LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	2,015	30,765	1,705	25,452
Voyage charter revenues	3	27	-	60
	2,018	30,792	1,705	25,512
Operating Expenses:
Voyage expenses	29	412	16	387
Vessel expenses	563	9,202	555	9,630
Charter hire expenses	809	12,912	793	12,691
Depreciation and amortization	32	281	52	798
General and administrative	17	276	17	281
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,451	23,084	1,432	23,788
Income/(loss) from Vessel Operations	567	7,708	272	1,724
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	567	7,708	272	1,724
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	567	7,708	272	1,724
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	567	7,708	272	1,724
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	567	7,708	272	1,724
Income Tax (Benefit)/Provision	-	22	-	7
Net Income/(Loss)	$567	$7,686	$272	$1,718

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Overseas Diligence LLC		Overseas Galena Bay LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(2)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(2)	-	-
Income/(loss) from Vessel Operations	-	2	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	2	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	2	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	2	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	2	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$2	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Overseas Houston LLC		Overseas Integrity LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,540	23,606	-	-
Voyage charter revenues	-	-	-	-
	1,540	23,606	-	-
Operating Expenses:
Voyage expenses	6	98	-	-
Vessel expenses	607	9,181	-	(3)
Charter hire expenses	813	12,121	-	-
Depreciation and amortization	62	1,025	-	-
General and administrative	17	280	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,506	22,705	-	(3)
Income/(loss) from Vessel Operations	34	902	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	34	902	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	34	902	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	34	902	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	34	902	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$34	$902	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Overseas Long Beach LLC		Overseas Los Angeles LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,457	23,524	1,457	23,444
Voyage charter revenues	-	-	-	7
	1,457	23,524	1,457	23,451
Operating Expenses:
Voyage expenses	12	199	12	203
Vessel expenses	509	9,156	576	9,420
Charter hire expenses	755	12,079	759	12,134
Depreciation and amortization	45	729	42	685
General and administrative	16	276	17	278
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,338	22,439	1,406	22,720
Income/(loss) from Vessel Operations	119	1,085	51	731
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	119	1,085	51	731
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	119	1,085	51	731
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	119	1,085	51	731
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	119	1,085	51	731
Income Tax (Benefit)/Provision	-	1	-	1
Net Income/(Loss)	$119	$1,084	$51	$730

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Overseas Martinez LLC		Overseas New Orleans LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,790	27,433	-	-
Voyage charter revenues	-	61	-	-
	1,790	27,494	-	-
Operating Expenses:
Voyage expenses	22	416	-	-
Vessel expenses	570	9,735	-	5
Charter hire expenses	784	12,750	-	-
Depreciation and amortization	41	510	-	-
General and administrative	17	282	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,434	23,693	-	5
Income/(loss) from Vessel Operations	356	3,801	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	356	3,801	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	356	3,801	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	356	3,801	-	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	356	3,801	-	(5)
Income Tax (Benefit)/Provision	-	7	-	-
Net Income/(Loss)	$356	$3,794	$-	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Overseas New York LLC		Overseas Nikiski LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,449	22,545	-	24,992
Voyage charter revenues	-	-	-	66
	1,449	22,545	-	25,058
Operating Expenses:
Voyage expenses	6	94	-	392
Vessel expenses	594	9,111	939	9,966
Charter hire expenses	764	12,203	795	12,712
Depreciation and amortization	37	641	340	1,034
General and administrative	18	278	17	283
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,419	22,327	2,091	24,388
Income/(loss) from Vessel Operations	30	218	(2,091)	670
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	30	218	(2,091)	670
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	30	218	(2,091)	670
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	30	218	(2,091)	670
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	30	218	(2,091)	670
Income Tax (Benefit)/Provision	-	-	-	7
Net Income/(Loss)	$30	$218	$(2,091)	$663

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	3
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	3
Income/(loss) from Vessel Operations	-	-	-	(3)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(3)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(3)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(3)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(3)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(3)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	10	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	(0)	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	9	-	-
Income/(loss) from Vessel Operations	-	(9)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(9)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(9)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(9)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(9)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(9)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	4,450	71,037
Voyage charter revenues	-	-	-	47
	-	-	4,450	71,084
Operating Expenses:
Voyage expenses	-	-	33	563
Vessel expenses	-	3	1,102	18,739
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	927	14,889
General and administrative	-	-	35	564
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	2,097	34,756
Income/(loss) from Vessel Operations	-	(3)	2,353	36,329
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	2,353	36,329
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	2,353	36,329
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	2,353	36,329
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	2,353	36,329
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$2,353	$36,329

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Overseas Tampa LLC		Overseas Texas City LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	2,015	30,882	2,015	30,818
Voyage charter revenues	3	61	0	24
	2,018	30,943	2,015	30,843
Operating Expenses:
Voyage expenses	28	448	27	431
Vessel expenses	562	9,333	546	9,598
Charter hire expenses	811	13,189	747	12,143
Depreciation and amortization	2	36	39	546
General and administrative	17	281	17	279
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,420	23,286	1,376	22,997
Income/(loss) from Vessel Operations	598	7,657	639	7,846
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	598	7,657	639	7,846
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	598	7,657	639	7,846
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	598	7,657	639	7,846
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	598	7,657	639	7,846
Income Tax (Benefit)/Provision	-	13	-	-
Net Income/(Loss)	$598	$7,644	$639	$7,846

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Pearlmar Limited		Petromar Limited
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$719	$9,473	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	4	19	620	12,962
	723	9,492	620	12,962
Operating Expenses:
Voyage expenses	4	16	460	7,558
Vessel expenses	222	3,785	237	3,586
Charter hire expenses	-	-	-	-
Depreciation and amortization	163	3,421	78	1,422
General and administrative	-	0	103	1,169
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,346	-	14,775
Total Operating Expenses	389	24,569	878	28,510
Income/(loss) from Vessel Operations	334	(15,077)	(259)	(15,548)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	334	(15,077)	(259)	(15,548)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	334	(15,077)	(259)	(15,548)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	334	(15,077)	(259)	(15,548)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	334	(15,077)	(259)	(15,548)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$334	$(15,077)	$(259)	$(15,548)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Pisces Tanker Corporation		Polaris Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3,940	1	3,822
	-	3,940	1	3,822
Operating Expenses:
Voyage expenses	0	2,381	0	2,370
Vessel expenses	-	26	-	16
Charter hire expenses	-	2,350	-	1,996
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	0	4,758	0	4,382
Income/(loss) from Vessel Operations	(0)	(818)	1	(559)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(818)	1	(559)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(818)	1	(559)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(818)	1	(559)
Reorganization Items, net	-	5,816	-	5,570
Income/(loss) before Income Taxes	(0)	(6,634)	1	(6,129)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$(6,634)	$1	$(6,129)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Queens Product Tanker Corporation		Reymar Limited
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$31	$6,123
Time and bareboat charter revenues	-	-	411	1,424
Voyage charter revenues	-	9	3	19
	-	9	445	7,566
Operating Expenses:
Voyage expenses	(0)	3	10	(472)
Vessel expenses	(0)	70	272	4,256
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	127	3,047
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	15,911
Total Operating Expenses	(0)	73	410	22,743
Income/(loss) from Vessel Operations	0	(64)	35	(15,177)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	(64)	35	(15,177)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	(64)	35	(15,177)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	(64)	35	(15,177)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	0	(64)	35	(15,177)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$0	$(64)	$35	$(15,177)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Rich Tanker Corporation		Rimar Chartering Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	455	-	-
Voyage charter revenues	797	13,798	186	982
	797	14,253	186	982
Operating Expenses:
Voyage expenses	377	7,735	-	494
Vessel expenses	14	106	2	310
Charter hire expenses	403	6,893	-	626
Depreciation and amortization	-	-	-	80
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	794	14,733	2	1,510
Income/(loss) from Vessel Operations	3	(480)	183	(528)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	3	(480)	183	(528)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	3	(480)	183	(528)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	3	(480)	183	(528)
Reorganization Items, net	-	2,159	-	8,825
Income/(loss) before Income Taxes	3	(2,639)	183	(9,353)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$3	$(2,639)	$183	$(9,353)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Rosalyn Tanker Corporation		Rosemar Limited
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$757	$9,564	$-	$-
Time and bareboat charter revenues	-	-	367	5,820
Voyage charter revenues	(1)	(1)	-	15
	756	9,564	367	5,835
Operating Expenses:
Voyage expenses	42	328	9	161
Vessel expenses	194	5,030	332	4,312
Charter hire expenses	-	-	-	-
Depreciation and amortization	263	3,946	156	3,349
General and administrative	(0)	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,026
Total Operating Expenses	498	9,304	497	25,849
Income/(loss) from Vessel Operations	258	260	(130)	(20,014)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	258	260	(130)	(20,014)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	258	260	(130)	(20,014)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	258	260	(130)	(20,014)
Reorganization Items, net	2	45	-	-
Income/(loss) before Income Taxes	256	214	(130)	(20,014)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$256	$214	$(130)	$(20,014)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Rubymar Limited		Sakura Transport Corp.
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$662	$8,899
Time and bareboat charter revenues	244	4,260	-	-
Voyage charter revenues	-	-	-	-
	244	4,260	662	8,899
Operating Expenses:
Voyage expenses	(10)	(10)	7	424
Vessel expenses	76	74	579	5,898
Charter hire expenses	-	-	-	-
Depreciation and amortization	156	3,232	274	4,644
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,563	-	-
Total Operating Expenses	222	19,859	860	10,966
Income/(loss) from Vessel Operations	22	(15,598)	(198)	(2,067)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	22	(15,598)	(198)	(2,067)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	22	(15,598)	(198)	(2,067)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	22	(15,598)	(198)	(2,067)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	22	(15,598)	(198)	(2,067)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$22	$(15,598)	$(198)	$(2,067)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Samar Product Tanker Corporation		Santorini Tanker LLC
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	415	6,561	-	-
Voyage charter revenues	-	2	1,365	22,480
	415	6,563	1,365	22,480
Operating Expenses:
Voyage expenses	7	202	648	8,619
Vessel expenses	198	2,883	383	5,797
Charter hire expenses	-	-	-	-
Depreciation and amortization	144	2,878	171	2,780
General and administrative	-	0	16	261
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,279	-	-
Total Operating Expenses	349	25,242	1,218	17,457
Income/(loss) from Vessel Operations	67	(18,679)	147	5,023
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	67	(18,679)	147	5,023
Other Income/(expense)	(0)	(3)	-	-
Income/(loss) before Interest Expense and Income Taxes	66	(18,682)	147	5,023
Interest Expense	-	(9)	-	-
Income/(loss) before Reorganization Items and Income Taxes	66	(18,691)	147	5,023
Reorganization Items, net	2	278	-	-
Income/(loss) before Income Taxes	65	(18,969)	147	5,023
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$65	$(18,969)	$147	$5,023

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$1	$525	$-	$2,051
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,158	11,215	1,199	13,302
	1,159	11,741	1,199	15,354
Operating Expenses:
Voyage expenses	581	6,551	818	8,343
Vessel expenses	160	2,431	217	3,954
Charter hire expenses	194	2,944	-	-
Depreciation and amortization	17	273	143	2,323
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	953	12,200	1,178	14,620
Income/(loss) from Vessel Operations	206	(459)	21	734
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	206	(459)	21	734
Other Income/(expense)	-	(13)	-	-
Income/(loss) before Interest Expense and Income Taxes	206	(472)	21	734
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	206	(472)	21	734
Reorganization Items, net	-	15,145	-	-
Income/(loss) before Income Taxes	206	(15,617)	21	734
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$206	$(15,617)	$21	$734

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Shirley Tanker SRL		Sifnos Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$2,004	$315	$6,885
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,292	12,892	-	-
	1,292	14,896	315	6,885
Operating Expenses:
Voyage expenses	878	8,054	-	15
Vessel expenses	246	4,646	184	3,289
Charter hire expenses	-	-	194	3,866
Depreciation and amortization	327	5,162	33	391
General and administrative	-	75	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,451	17,937	410	7,562
Income/(loss) from Vessel Operations	(159)	(3,040)	(96)	(677)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(159)	(3,040)	(96)	(677)
Other Income/(expense)	-	0	-	(13)
Income/(loss) before Interest Expense and Income Taxes	(159)	(3,040)	(96)	(690)
Interest Expense	(0)	(15)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(160)	(3,055)	(96)	(690)
Reorganization Items, net	2	238	-	13,781
Income/(loss) before Income Taxes	(161)	(3,293)	(96)	(14,471)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(161)	$(3,293)	$(96)	$(14,471)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Silvermar Limited		Sixth Aframax Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$696	$9,203	$-	$857
Time and bareboat charter revenues	-	-	-	1,886
Voyage charter revenues	3	13	1,285	13,117
	698	9,215	1,285	15,860
Operating Expenses:
Voyage expenses	3	16	878	8,262
Vessel expenses	110	2,969	243	4,180
Charter hire expenses	-	-	-	-
Depreciation and amortization	164	3,361	153	2,303
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,981	-	-
Total Operating Expenses	276	23,328	1,274	14,746
Income/(loss) from Vessel Operations	423	(14,112)	11	1,114
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	423	(14,112)	11	1,114
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	423	(14,112)	11	1,114
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	423	(14,112)	11	1,114
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	423	(14,112)	11	1,114
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$423	$(14,112)	$11	$1,114

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Skopelos Product Tanker Corporation		Star Chartering Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	461	7,093
Voyage charter revenues	1,270	16,549	-	-
	1,270	16,549	461	7,093
Operating Expenses:
Voyage expenses	626	9,919	-	-
Vessel expenses	229	2,965	(0)	41
Charter hire expenses	-	-	461	7,094
Depreciation and amortization	113	1,817	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	968	14,701	461	7,135
Income/(loss) from Vessel Operations	302	1,848	(0)	(43)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	302	1,848	(0)	(43)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	302	1,848	(0)	(43)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	302	1,848	(0)	(43)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	302	1,848	(0)	(43)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$302	$1,848	$(0)	$(43)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$128	$10,731	$8	$1,371
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(11)	8,110	-	7
	117	18,842	8	1,379
Operating Expenses:
Voyage expenses	(1)	5,302	-	(329)
Vessel expenses	-	140	(3)	542
Charter hire expenses	-	16,576	-	1,730
Depreciation and amortization	-	-	-	34
General and administrative	(31)	1,294	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(32)	23,311	(3)	1,977
Income/(loss) from Vessel Operations	149	(4,469)	11	(598)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	149	(4,469)	11	(598)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	149	(4,469)	11	(598)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	149	(4,469)	11	(598)
Reorganization Items, net	-	-	-	36,040
Income/(loss) before Income Taxes	149	(4,469)	11	(36,638)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$149	$(4,469)	$11	$(36,638)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Third United Shipping Corporation		Tokyo Transport Corp.
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$1,591	$12,278
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	1,591	12,278
Operating Expenses:
Voyage expenses	-	-	4	408
Vessel expenses	-	-	230	4,702
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	269	4,454
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	503	9,565
Income/(loss) from Vessel Operations	-	-	1,087	2,713
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,087	2,713
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,087	2,713
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,087	2,713
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	1,087	2,713
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$1,087	$2,713

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Transbulk Carriers, Inc.		Troy Chartering Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$10	$1,206
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	12
	-	-	10	1,217
Operating Expenses:
Voyage expenses	-	-	(0)	49
Vessel expenses	-	-	(0)	464
Charter hire expenses	-	-	-	1,676
Depreciation and amortization	-	-	-	35
General and administrative	-	-	-	1
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	(1)	2,224
Income/(loss) from Vessel Operations	-	-	11	(1,007)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	11	(1,007)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	11	(1,007)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	11	(1,007)
Reorganization Items, net	-	-	-	37,194
Income/(loss) before Income Taxes	-	-	11	(38,201)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$11	$(38,201)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Troy Product Corporation		Urban Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$311	$7,247
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	(8)
	-	-	311	7,239
Operating Expenses:
Voyage expenses	-	-	-	(27)
Vessel expenses	-	-	4	77
Charter hire expenses	-	-	403	6,992
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	407	7,042
Income/(loss) from Vessel Operations	-	-	(97)	197
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(97)	197
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(97)	197
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(97)	197
Reorganization Items, net	-	-	-	4,083
Income/(loss) before Income Taxes	-	-	(97)	(3,886)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(97)	$(3,886)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Vega Tanker Corporation		View Tanker Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$1	$39
Time and bareboat charter revenues	-	-	-	4,686
Voyage charter revenues	-	-	795	4,389
	-	-	796	9,115
Operating Expenses:
Voyage expenses	-	-	486	2,445
Vessel expenses	-	80	12	104
Charter hire expenses	-	-	403	6,525
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	52
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	80	902	9,126
Income/(loss) from Vessel Operations	-	(80)	(106)	(11)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(80)	(106)	(11)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(80)	(106)	(11)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(80)	(106)	(11)
Reorganization Items, net	-	-	-	3,104
Income/(loss) before Income Taxes	-	(80)	(106)	(3,115)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(80)	$(106)	$(3,115)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	(4)	3,803
	-	-	(4)	3,803
Operating Expenses:
Voyage expenses	-	-	0	1,981
Vessel expenses	-	-	-	8
Charter hire expenses	-	-	-	1,831
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	0	3,820
Income/(loss) from Vessel Operations	-	-	(4)	(17)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(4)	(17)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(4)	(17)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(4)	(17)
Reorganization Items, net	-	-	-	4,357
Income/(loss) before Income Taxes	-	-	(4)	(4,373)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(4)	$(4,373)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Wind Aframax Tanker Corporation		Combined Debtors
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$13,029	$250,396
Time and bareboat charter revenues	-	-	32,046	519,530
Voyage charter revenues	-	-	46,621	686,856
	-	-	91,696	1,456,782
Operating Expenses:
Voyage expenses	-	-	26,648	366,158
Vessel expenses	-	(0)	23,059	369,457
Charter hire expenses	-	10	15,995	307,095
Depreciation and amortization	-	-	13,774	243,557
General and administrative	-	-	8,597	98,761
Goodwill and intangible assets impairment charge	-	-	-	16,293
(Gain)/loss on disposal of vessels, including impairments	-	-	(1,473)	643,107
Total Operating Expenses	-	10	86,600	2,044,427
Income/(loss) from Vessel Operations	-	(10)	5,096	(587,645)
Equity in Income/(loss) of Affiliated Companies	-	-	3,574	56,381
Operating Income/(loss)	-	(10)	8,670	(531,263)
Other Income/(expense)	-	-	(1,842)	(23,515)
Income/(loss) before Interest Expense and Income Taxes	-	(10)	6,828	(554,778)
Interest Expense	-	-	(1)	(338)
Income/(loss) before Reorganization Items and Income Taxes	-	(10)	6,827	(555,116)
Reorganization Items, net	-	-	15,882	397,534
Income/(loss) before Income Taxes	-	(10)	(9,055)	(952,650)
Income Tax (Benefit)/Provision	-	-	4,857	(20,310)
Net Income/(Loss)	$-	$(10)	$(13,912)	$(932,340)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Eliminations		Consolidated Debtors
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$(11)	$(1,554)	$13,018	$248,843
Time and bareboat charter revenues	-	(9,756)	32,046	509,774
Voyage charter revenues	-	-	46,621	686,856
	(11)	(11,310)	91,685	1,445,472
Operating Expenses:
Voyage expenses	-	-	26,648	366,158
Vessel expenses	-	-	23,059	369,457
Charter hire expenses	(11)	(11,310)	15,984	295,785
Depreciation and amortization	-	-	13,774	243,557
General and administrative	-	-	8,597	98,761
Goodwill and intangible assets impairment charge	-	-	-	16,293
(Gain)/loss on disposal of vessels, including impairments	-	-	(1,473)	643,107
Total Operating Expenses	(11)	(11,310)	86,588	2,033,117
Income/(loss) from Vessel Operations	-	-	5,097	(587,645)
Equity in Income/(loss) of Affiliated Companies	-	-	3,574	56,380
Operating Income/(loss)	-	-	8,671	(531,264)
Other Income/(expense)	-	-	(1,842)	(23,515)
Income/(loss) before Interest Expense and Income Taxes	-	-	6,829	(554,779)
Interest Expense	-	-	(1)	(339)
Income/(loss) before Reorganization Items and Income Taxes	-	-	6,828	(555,118)
Reorganization Items, net	-	-	15,882	397,534
Income/(loss) before Income Taxes	-	-	(9,054)	(952,652)
Income Tax (Benefit)/Provision			4,857	(20,310)
Net Income/(Loss)	$-	$-	$(13,911)	$(932,342)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Total Non-Debtors		Eliminations
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$(2)	$170
Time and bareboat charter revenues	-	117
Voyage charter revenues	-	(167)
	(2)	120	-	-
Operating Expenses:
Voyage expenses	-	(411)
Vessel expenses	(304)	295
Charter hire expenses	-	334
Depreciation and amortization	(109)	(998)
General and administrative	3,894	41,463
Goodwill and intangible assets impairment charge	-	(79)
(Gain)/loss on disposal of vessels, including impairments	-	84
Total Operating Expenses	3,481	40,689	-	-
Income/(loss) from Vessel Operations	(3,483)	(40,569)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-
Operating Income/(loss)	(3,483)	(40,569)	-	-
Other Income/(expense)	1,895	24,733
Income/(loss) before Interest Expense and Income Taxes	(1,588)	(15,836)	-	-
Interest Expense	-	0
Income/(loss) before Reorganization Items and Income Taxes	(1,588)	(15,836)	-	-
Reorganization Items, net	-	0
Income/(loss) before Income Taxes	(1,588)	(15,836)	-	-
Income Tax (Benefit)/Provision	-	4,102
Net Income/(Loss)	$(1,588)	$(19,938)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from March 1 - 31, 2014 and November 14, 2012 through March 31, 2014

	Consolidated Overseas Shipholding Group, Inc.
(000's)	March 1 - 31, 2014	November 14, 2012 - March 31, 2014

Shipping Revenues:

Pool revenues	$13,016	$249,012
Time and bareboat charter revenues	32,046	509,892
Voyage charter revenues	46,621	686,689
	91,683	1,445,593
Operating Expenses:
Voyage expenses	26,648	365,747
Vessel expenses	22,754	369,752
Charter hire expenses	15,984	296,119
Depreciation and amortization	13,665	242,559
General and administrative	12,491	140,223
Goodwill and intangible assets impairment charge	-	16,214
(Gain)/loss on disposal of vessels, including impairments	(1,473)	643,191
Total Operating Expenses	90,069	2,073,805
Income/(loss) from Vessel Operations	1,614	(628,212)
Equity in Income/(loss) of Affiliated Companies	3,574	56,380
Operating Income/(loss)	5,188	(571,832)
Other Income/(expense)	53	1,218
Income/(loss) before Interest Expense and Income Taxes	5,241	(570,614)
Interest Expense	(1)	(339)
Income/(loss) before Reorganization Items and Income Taxes	5,240	(570,953)
Reorganization Items, net	15,882	397,534
Income/(loss) before Income Taxes	(10,642)	(968,487)
Income Tax (Benefit)/Provision	4,857	(16,208)
Net Income/(Loss)	$(15,499)	$(952,279)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation		Africa Tanker Corporation		Alcesmar Limited		Alcmar Limited
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$171,174	$3,986	$133,607	$46,300	$11,357	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	530	-	(990)	(756)	-	-	2,611	1,758	-	-	1,547	1,130	153	1,067
Other receivables, including income taxes recoverable	5,011	11,681	13,363	848	746	41	27	25	(1)	(1)	11	38	(24)	(3)
Inventory	-	-	-	-	-	-	-	3,964	-	-	-	-	-	-
Prepaid expenses and other current assets	16,696	6,992	(133)	1	-	-	75	299	18	100	21	88	21	90
Total Current Assets	342,364	189,847	16,227	133,700	47,046	11,398	2,713	6,046	18	99	1,579	1,256	150	1,155
Vessels and other property, less accumulated depreciation	-	-	-	145	-	-	50,585	46,948	-	-	34,822	14,850	34,750	15,121
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	1,600	-	-	674	911	401	901
Total Vessels, Deferred Drydock and Other Property	-	-	-	145	-	-	52,797	48,548	-	-	35,496	15,761	35,151	16,023
Investments in Affiliated Companies	38	453	(2,998)	42,202	-	-	-	-	231,376	276,598	300	300	600	300
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	816,000	816,000	2,036,505	2,036,512	1,512,260	1,512,260	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	267,376	275,936	180,732	164,775	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	352,780	339,231	339,233	986,889	986,888	16,336	16,336	259,313	259,313	3,930	3,930	7,926	7,926
Pre-petition Intercompany receivables from non-debtors	10,840	10,345	1,487,388	1,498,820	4,045	4,045	-	-	4,350	4,350	0	0	-	-
Post-petition intercompany receivables from non-debtors	-	493	-	18,631	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	25,781	-	50,992	-	44,020	-	2,179	-	-	-	3,020	-	1,966
Other Assets	0	9,171	6	27	237	151	21	(91)	-	-	(13)	(4)	0	(12)
Total Assets	$1,767,945	$1,680,807	$4,057,090	$4,285,037	$2,550,477	$2,558,762	$71,867	$73,018	$495,057	$540,361	$41,292	$24,264	$43,827	$27,357

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	8,019	285,848	-	379	55	1,590	1,150	130	-	7	44	102	708	788
Total Current Liabilities Not Subject to Compromise	8,019	285,848	-	379	55	1,590	1,150	130	-	7	44	102	708	788

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	80,136	-	53,424	-	502	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	37,186	-	5	-	4,039	-	-	-	803	-	800
Post-petition intercompany payables to other debtors	-	14,716	-	196,793	-	6,908	-	-	-	327	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	724,132	405,052	-	-	-	-	-	-	43	-	-	-	-	-
Total Liabilities Not Subject to Compromise	732,151	705,616	-	314,494	55	61,928	1,150	4,671	43	334	44	904	708	1,588

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	152,549	50,033	33	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,677	12,677	317,740	317,740	59,165	59,165	28,127	28,120	17	17	6,818	6,818	7,706	7,706
Pre-petition intercompany payables to other debtors	29,734	44,070	1,932,666	1,954,310	1,079,806	1,079,614	-	-	39	39	238	238	222	222
Other liabilities	2,018,557	2,022,640	509	773	2,210	3,651	47,035	45,474	-	-	19,883	19,726	19,883	19,726
Total Liabilities Subject to Compromise	2,060,968	2,079,387	2,478,631	2,425,373	1,191,215	1,142,464	75,161	73,594	56	56	26,940	26,783	27,811	27,654

Total Liabilities	2,793,118	2,785,003	2,478,631	2,739,868	1,191,270	1,204,391	76,311	78,265	99	390	26,984	27,687	28,519	29,242
(Deficit)/Equity:
Total Equity/(Deficit)	(1,025,174)	(1,104,196)	1,578,459	1,545,169	1,359,207	1,354,371	(4,444)	(5,247)	494,959	539,971	14,308	(3,423)	15,308	(1,884)
Total Liabilities and (Deficit)/Equity	$1,767,945	$1,680,807	$4,057,090	$4,285,037	$2,550,477	$2,558,762	$71,867	$73,018	$495,057	$540,361	$41,292	$24,264	$43,827	$27,357

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Alpha Suezmax Corporation		Alpha Tanker Corporation		Amalia Product Corporation		Ambermar Product Carrier Corporation		Ambermar Tanker Corporation		Andromar Limited		Antigmar Limited
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,957	61	(62)	(64)	2,562	2,425	1,417	735	(22)	-	1,480	844	270	1,179
Other receivables, including income taxes recoverable	2,741	-	131	-	6	40	14	476	-	-	20	73	(27)	(14)
Inventory	-	-	-	-	38	-	318	512	-	-	-	-	484	-
Prepaid expenses and other current assets	528	1	-	-	388	129	21	106	1,071	-	23	97	21	93
Total Current Assets	6,226	62	69	(64)	2,995	2,595	1,769	1,829	1,049	-	1,523	1,014	748	1,258
Vessels and other property, less accumulated depreciation	228	-	-	-	51,954	47,685	26,361	9,706	-	-	35,473	15,018	35,287	15,144
Deferred drydock expenditures, net	1,800	-	-	-	1,747	1,097	1,657	1,125	-	-	534	86	395	101
Total Vessels, Deferred Drydock and Other Property	2,028	-	-	-	53,701	48,782	28,018	10,832	-	-	36,006	15,104	35,682	15,245
Investments in Affiliated Companies	-	-	-	-	601	-	-	-	-	-	600	300	600	600
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	6,502	6,502	157	157	6,826	6,826	16,108	16,108	102	102	14,837	14,837	15,228	15,228
Pre-petition Intercompany receivables from non-debtors	14	14	481	481	-	-	-	-	783	783	1	1	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,946	-	-	-	7,168	-	4,383	-	1,317	-	3,677	-	2,981
Other Assets	55	-	-	-	(1)	(1)	33	12	-	(281)	(20)	(18)	(24)	-
Total Assets	$14,825	$11,524	$707	$573	$64,121	$65,370	$45,929	$33,164	$1,934	$1,922	$52,947	$34,913	$52,233	$35,312

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	116	97	-	-	41	489	374	999	4	-	928	530	469	75
Total Current Liabilities Not Subject to Compromise	116	97	-	-	41	489	374	999	4	-	928	530	469	75

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	589	-	537
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	116	97	-	-	41	489	374	999	4	-	928	1,119	469	612

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	26,898	26,898	-	-	6,322	6,322	17,078	17,078	-	-	16,388	16,388	17,540	17,540
Pre-petition intercompany payables to other debtors	2,722	2,722	147	147	3	3	335	335	840	840	226	226	241	241
Other liabilities	-	13,450	-	-	-	-	-	-	-	-	19,883	19,726	19,950	19,726
Total Liabilities Subject to Compromise	29,620	43,070	147	147	6,325	6,325	17,413	17,413	840	840	36,498	36,340	37,731	37,507

Total Liabilities	29,736	43,167	147	147	6,366	6,814	17,787	18,413	844	840	37,426	37,459	38,200	38,119
(Deficit)/Equity:
Total Equity/(Deficit)	(14,912)	(31,643)	560	427	57,755	58,556	28,142	14,751	1,090	1,082	15,521	(2,546)	14,033	(2,807)
Total Liabilities and (Deficit)/Equity	$14,825	$11,524	$707	$573	$64,121	$65,370	$45,929	$33,164	$1,934	$1,922	$52,947	$34,913	$52,233	$35,312

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Aqua Tanker Corporation		Aquarius Tanker Corporation		Ariadmar Limited		Aspro Tanker Corporation		Atalmar Limited		Athens Product Tanker Corporation		Atlas Chartering Corporation
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	455	449	2,193	-	1,578	1,182	330	326	1,936	1,376	1,699	2,018	904	-
Other receivables, including income taxes recoverable	3,779	4,038	15	-	6	20	26	-	2	6	(4)	10	-	-
Inventory	-	-	150	-	-	-	-	-	182	690	323	683	433	-
Prepaid expenses and other current assets	4,651	4,651	273	-	29	93	31	-	23	94	19	102	605	-
Total Current Assets	8,884	9,137	2,631	-	1,612	1,296	386	326	2,143	2,166	2,037	2,812	1,941	-
Vessels and other property, less accumulated depreciation	-	-	-	-	35,133	14,836	-	-	35,037	14,860	41,872	39,661	-	-
Deferred drydock expenditures, net	-	-	-	-	762	136	-	-	726	193	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	35,895	14,972	-	-	35,762	15,054	41,872	39,661	-	-
Investments in Affiliated Companies	-	-	-	-	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	199	199	19,515	19,515	4,859	4,859	1,193	1,193	13,184	13,184	16	16	22,309	22,309
Pre-petition Intercompany receivables from non-debtors	440	440	-	-	1	1	550	550	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,127	-	4,320	-	-	-	4,159	-	6,003	-	1,798
Other Assets	-	-	-	-	(37)	3	-	-	(114)	(20)	2	-	(9)	-
Total Assets	$9,523	$9,776	$22,146	$21,642	$42,631	$25,751	$2,130	$2,070	$50,976	$34,543	$43,926	$48,492	$24,241	$24,107

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	57	113	478	2	42	67	-	-	571	894	63	897	59	1
Total Current Liabilities Not Subject to Compromise	57	113	478	2	42	67	-	-	571	894	63	897	59	1

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	437	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	3	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	57	116	478	2	42	504	-	-	571	894	63	897	59	1

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	1,979	1,979	23,009	23,009	7,987	7,987	-	-	9,783	9,783	7,512	7,512	25,381	25,381
Pre-petition intercompany payables to other debtors	18	18	-	-	223	223	1,193	1,193	261	261	35,276	35,276	365	365
Other liabilities	-	-	-	2,343	19,883	19,726	-	-	-	-	-	-	-	4,375
Total Liabilities Subject to Compromise	1,997	1,997	23,009	25,352	28,093	27,936	1,193	1,193	10,045	10,045	42,788	42,788	25,746	30,121

Total Liabilities	2,053	2,113	23,487	25,354	28,135	28,440	1,193	1,193	10,616	10,938	42,851	43,685	25,805	30,122
(Deficit)/Equity:
Total Equity/(Deficit)	7,470	7,663	(1,340)	(3,712)	14,496	(2,689)	936	876	40,360	23,605	1,075	4,807	(1,564)	(6,015)
Total Liabilities and (Deficit)/Equity	$9,523	$9,776	$22,146	$21,642	$42,631	$25,751	$2,130	$2,070	$50,976	$34,543	$43,926	$48,492	$24,241	$24,107

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation		Beta Aframax Corporation		Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	3,187	4,322	171	168	-	1,353	697	444	710	-	195	(8)	205	3
Other receivables, including income taxes recoverable	28	57	(53)	-	-	8	13	-	(3)	-	22	1	(9)	17
Inventory	-	1,569	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	96	350	221	-	-	137	44	1	-	-	47	137	33	134
Total Current Assets	3,311	6,299	339	168	-	1,498	753	445	707	-	264	130	230	154
Vessels and other property, less accumulated depreciation	38,944	36,106	-	-	59,564	70,316	141	-	-	-	36,005	16,655	37,294	17,265
Deferred drydock expenditures, net	1,486	813	-	-	-	-	65	-	-	-	358	1,661	306	1,543
Total Vessels, Deferred Drydock and Other Property	40,429	36,919	-	-	59,564	70,316	206	-	-	-	36,364	18,316	37,600	18,808
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	12,328	12,328	1,271	1,271	22,063	22,063	10,281	9,741	2,827	2,827	26,270	26,270	27,240	27,240
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	299	299	-	-	25,270	25,270	4	4	3	3
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	455	-	-	-	-
Other Assets	(37)	(8)	-	-	-	-	105	-	(3)	(1)	-	-	(41)	-
Total Assets	$56,032	$55,539	$1,611	$1,440	$81,926	$94,176	$11,345	$10,186	$28,802	$28,552	$62,901	$44,720	$65,032	$46,205

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	321	361	249	-	-	145	609	13	279	2	461	167	489	221
Total Current Liabilities Not Subject to Compromise	321	361	249	-	-	145	609	13	279	2	461	167	489	221

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2,020	-	-	-	10,531	-	348	-	-	-	259	-	431
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	(854)	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	321	2,381	249	-	-	10,676	(245)	361	279	2	461	426	489	652

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	57,592	57,592	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,453	6,453	-	-	24,229	24,229	15,430	15,430	370	370	3,342	3,342	2,979	2,979
Pre-petition intercompany payables to other debtors	7	7	1,208	1,208	5	5	341	341	47,640	47,620	17,008	17,008	17,774	17,774
Other liabilities	-	-	-	-	-	-	-	30,823	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,460	6,460	1,208	1,208	81,826	81,826	15,771	46,594	48,010	47,990	20,350	20,350	20,753	20,753

Total Liabilities	6,782	8,842	1,457	1,208	81,826	92,502	15,526	46,955	48,289	47,992	20,811	20,776	21,242	21,405
(Deficit)/Equity:
Total Equity/(Deficit)	49,250	46,697	154	231	100	1,673	(4,181)	(36,770)	(19,488)	(19,440)	42,091	23,944	43,790	24,800
Total Liabilities and (Deficit)/Equity	$56,032	$55,539	$1,611	$1,440	$81,926	$94,176	$11,345	$10,186	$28,802	$28,552	$62,901	$44,720	$65,032	$46,205

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Caribbean Tanker Corporation		Carina Tanker Corporation		Carl Product Corporation		Concept Tanker Corporation		Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1
Voyage receivables	887	2,391	908	206	2,622	1,809	1,991	1,255	90	-	-	-	758	527
Other receivables, including income taxes recoverable	908	(11)	-	-	11	4	-	-	-	-	-	-	4	(23)
Inventory	344	209	752	-	-	-	-	-	-	-	-	-	-	426
Prepaid expenses and other current assets	54	186	3	-	33	137	241	332	-	-	-	-	42	156
Total Current Assets	2,194	2,776	1,662	206	2,667	1,950	2,232	1,588	90	-	-	-	805	1,087
Vessels and other property, less accumulated depreciation	22,147	5,043	-	-	51,896	47,749	-	-	-	-	-	-	56,274	28,876
Deferred drydock expenditures, net	789	704	-	-	1,873	1,192	-	-	-	-	-	-	43	391
Total Vessels, Deferred Drydock and Other Property	22,935	5,747	-	-	53,768	48,941	-	-	-	-	-	-	56,317	29,267
Investments in Affiliated Companies	-	-	-	-	612	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	28,974	28,974	18,588	18,588	6,388	6,388	7,495	7,495	431	431	-	-	3,875	3,875
Pre-petition Intercompany receivables from non-debtors	18	18	0	0	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,824	-	1,951	-	5,995	-	1,195	-	129	-	-	-	1,727
Other Assets	14	(3)	-	-	(58)	78	-	-	-	-	-	-	(47)	26
Total Assets	$54,135	$39,335	$20,251	$20,745	$63,377	$63,351	$10,027	$10,578	$522	$560	$-	$-	$60,949	$35,981

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	651	1,063	19	27	102	1,290	-	-	-	-	-	-	660	1,704
Total Current Liabilities Not Subject to Compromise	651	1,063	19	27	102	1,290	-	-	-	-	-	-	660	1,704

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	1,716
Post-petition intercompany payables to other debtors	-	1,149	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	493	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	651	2,213	19	27	102	1,290	493	-	-	-	-	-	660	3,420

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	20,445	20,445	24,230	24,230	6,327	6,327	11,522	11,522	83	83	-	-	7,653	7,649
Pre-petition intercompany payables to other debtors	3,073	3,073	-	-	2	2	1	1	18	18	-	-	2	2
Other liabilities	-	-	-	4,100	-	-	-	2,726	10	10	-	-	36,791	35,394
Total Liabilities Subject to Compromise	23,518	23,518	24,230	28,330	6,330	6,330	11,523	14,249	111	111	-	-	44,446	43,045

Total Liabilities	24,169	25,731	24,249	28,357	6,431	7,620	12,015	14,249	111	111	-	-	45,105	46,465
(Deficit)/Equity:
Total Equity/(Deficit)	29,966	13,604	(3,998)	(7,612)	56,946	55,731	(1,989)	(3,671)	410	449	-	-	15,844	(10,485)
Total Liabilities and (Deficit)/Equity	$54,135	$39,335	$20,251	$20,745	$63,377	$63,351	$10,027	$10,578	$522	$560	$-	$-	$60,949	$35,981

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	DHT Ania Aframax Corp.		DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.		DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(40)	-	3,455	64	1,711	293	2,422	47	243	237	1,247	15	581	286
Other receivables, including income taxes recoverable	(15)	-	687	-	883	-	44	-	373	-	750	-	865	-
Inventory	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(60)	-	579	-	409	0	479	-	-	-	-	-	(31)	-
Total Current Assets	(115)	-	4,721	64	3,003	293	2,945	47	616	237	1,997	15	1,415	286
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,477	1,477	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106	10,664	10,664	10,543	10,543
Pre-petition Intercompany receivables from non-debtors	119	119	1,186	1,186	66	66	1,332	1,332	835	835	2,601	2,601	8	8
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	3,050	-	1,115	-	2,711	-	51	-	1,207	-	190
Other Assets	-	-	(1)	-	(5)	-	-	-	51	-	-	-	0	-
Total Assets	$1,481	$1,596	$37,873	$36,266	$17,655	$16,065	$30,772	$30,585	$2,608	$2,229	$15,262	$14,487	$11,965	$11,027

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	285	-	-	-	100	-	-	-	-	-	7	16
Total Current Liabilities Not Subject to Compromise	-	-	285	-	-	-	100	-	-	-	-	-	7	16

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	59	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	59	285	-	-	-	100	-	-	-	-	-	7	16

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	1,337	1,341	28,300	27,613	18,440	17,564	22,718	22,394	1,046	673	16,475	15,769	12,505	11,677
Pre-petition intercompany payables to other debtors	-	-	-	-	1	1	955	955	835	835	-	-	-	-
Other liabilities	-	45	-	380	-	44	-	334	-	-	-	213	-	-
Total Liabilities Subject to Compromise	1,337	1,387	28,300	27,993	18,441	17,609	23,673	23,683	1,881	1,508	16,475	15,982	12,505	11,677

Total Liabilities	1,337	1,446	28,585	27,993	18,441	17,609	23,773	23,683	1,881	1,508	16,475	15,982	12,512	11,694
(Deficit)/Equity:
Total Equity/(Deficit)	144	150	9,288	8,274	(786)	(1,545)	6,999	6,903	727	721	(1,213)	(1,495)	(547)	(667)
Total Liabilities and (Deficit)/Equity	$1,481	$1,596	$37,873	$36,266	$17,655	$16,065	$30,772	$30,585	$2,608	$2,229	$15,262	$14,487	$11,965	$11,027

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Dignity Chartering Corporation		Edindun Shipping Corporation		Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation		First Union Tanker Corporation
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	3,016	59	-	-	1,427	1,242	1,703	1,587	22	19	287	9	2,635	4,221
Other receivables, including income taxes recoverable	8	-	-	-	33	39	73	34	-	-	0	0	7	24
Inventory	-	-	-	-	-	-	-	-	-	-	(0)	(0)	-	-
Prepaid expenses and other current assets	511	0	-	-	46	167	42	159	335	3	0	0	107	421
Total Current Assets	3,534	59	-	-	1,506	1,448	1,819	1,781	357	22	288	9	2,749	4,665
Vessels and other property, less accumulated depreciation	483	-	-	-	23,283	21,576	56,928	29,187	-	-	-	-	38,368	19,922
Deferred drydock expenditures, net	1,422	-	-	-	1,671	1,113	-	102	-	-	-	-	2,032	662
Total Vessels, Deferred Drydock and Other Property	1,905	-	-	-	24,954	22,689	56,928	29,289	-	-	-	-	40,401	20,584
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	9,160	9,160	-	-	7,170	7,170	2,383	2,383	5,755	5,755	7,053	7,053	21,750	21,750
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	117	117
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,155	-	-	-	3,126	-	1,496	-	-	-	240	-	-
Other Assets	26	23	-	-	85	88	108	(6)	-	-	-	-	421	(4)
Total Assets	$14,624	$11,396	$-	$-	$33,715	$34,522	$61,238	$34,943	$6,113	$5,777	$7,341	$7,302	$65,438	$47,112

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	162	3	-	-	119	57	423	199	2,054	0	995	995	525	332
Total Current Liabilities Not Subject to Compromise	162	3	-	-	119	57	423	199	2,054	0	995	995	525	332

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	741	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	615	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	908	-	-	-	123
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	162	3	-	-	119	57	423	1,555	2,054	908	995	995	525	455

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	26,406	26,407	-	-	32,826	32,826	7,606	7,606	8,117	8,117	5,815	5,815	11,373	11,407
Pre-petition intercompany payables to other debtors	0	0	-	-	7	7	34	34	-	-	-	-	10	10
Other liabilities	-	32,550	-	-	-	(0)	36,792	35,394	-	-	-	-	-	-
Total Liabilities Subject to Compromise	26,407	58,957	-	-	32,833	32,833	44,432	43,034	8,117	8,117	5,815	5,815	11,383	11,417

Total Liabilities	26,569	58,960	-	-	32,952	32,890	44,854	44,590	10,170	9,025	6,810	6,810	11,908	11,872
(Deficit)/Equity:
Total Equity/(Deficit)	(11,944)	(47,564)	-	-	763	1,632	16,383	(9,647)	(4,058)	(3,247)	531	493	53,530	35,240
Total Liabilities and (Deficit)/Equity	$14,624	$11,396	$-	$-	$33,715	$34,522	$61,238	$34,943	$6,113	$5,777	$7,341	$7,302	$65,438	$47,112

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Fourth Aframax Tanker Corporation		Front President Inc.		Goldmar Limited		GPC Aframax Corporation		Grace Chartering Corporation		International Seaways, Inc.		Jademar Limited
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	924	746	2,991	4,948	2,099	2,897	1,818	119	1,564	(8)	5,877	8,554	2,067	3,089
Other receivables, including income taxes recoverable	53	2	179	29	0	44	25	2	-	-	75	64	21	(5)
Inventory	893	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	216	40	90	268	33	136	470	-	242	-	917	2,170	29	115
Total Current Assets	2,086	788	3,261	5,245	2,132	3,077	2,312	121	1,806	(8)	6,869	10,788	2,116	3,199
Vessels and other property, less accumulated depreciation	21,167	-	105,641	100,057	34,252	14,744	77	86	-	-	-	-	35,721	15,078
Deferred drydock expenditures, net	1,676	-	-	156	1,546	1,283	16	-	-	-	-	715	1,321	957
Total Vessels, Deferred Drydock and Other Property	22,843	-	105,641	100,213	35,798	16,027	93	86	-	-	-	715	37,042	16,035
Investments in Affiliated Companies	-	-	-	-	641	641	-	-	300	-	-	-	420	420
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	30,407	30,407	65,978	65,978	19,307	19,307	1,460	1,460	6,486	6,486	15,356	15,356	33,198	33,198
Pre-petition Intercompany receivables from non-debtors	0	0	0	0	8	8	9,871	9,871	2	2	49	49	5,584	5,584
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	13,241	-	3,475	-	4,886	-	42	-	2,040	-	5,311	-	5,531
Other Assets	107	9	61	-	67	-	(185)	(43)	-	-	-	(43)	(34)	-
Total Assets	$55,442	$44,444	$174,942	$174,911	$57,955	$43,947	$13,551	$11,537	$8,594	$8,520	$22,274	$32,176	$78,326	$63,967

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	65	412	239	190	39	424	224	29	-	-	5	686	53	452
Total Current Liabilities Not Subject to Compromise	65	412	239	190	39	424	224	29	-	-	5	686	53	452

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	766	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	645	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,557	-	-	-	-	-	-	-	-	-	4,779	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	(1,626)	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	106	-	-
Total Liabilities Not Subject to Compromise	65	1,969	239	1,601	39	424	(1,402)	29	-	-	5	5,571	53	452

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	22,491	22,528	12,424	12,424	5,499	5,499	21,856	21,856	9,511	9,511	21,891	21,891	6,402	6,402
Pre-petition intercompany payables to other debtors	3,432	3,432	3	3	11,659	11,659	1	1	-	-	7,825	7,825	32,050	32,050
Other liabilities	-	307	68,723	66,094	-	-	-	20,304	-	879	0	-	-	-
Total Liabilities Subject to Compromise	25,923	26,267	81,150	78,520	17,158	17,158	21,857	42,161	9,511	10,391	29,716	29,716	38,453	38,453

Total Liabilities	25,988	28,236	81,389	80,122	17,198	17,583	20,455	42,190	9,511	10,391	29,721	35,287	38,506	38,905
(Deficit)/Equity:
Total Equity/(Deficit)	29,454	16,209	93,553	94,790	40,757	26,364	(6,905)	(30,654)	(918)	(1,870)	(7,448)	(3,111)	39,820	25,062
Total Liabilities and (Deficit)/Equity	$55,442	$44,444	$174,942	$174,911	$57,955	$43,947	$13,551	$11,537	$8,594	$8,520	$22,274	$32,176	$78,326	$63,967

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation		Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	2,143	2,114	1,368	1,162	2,865	-	2,668	3,129	812	-
Other receivables, including income taxes recoverable	(19)	-	-	-	21	20	42	33	-	-	23	15	27	-
Inventory	-	-	-	-	524	126	216	503	259	-	479	-	206	-
Prepaid expenses and other current assets	0	-	-	-	240	289	263	101	273	-	27	137	246	0
Total Current Assets	(19)	-	-	-	2,928	2,549	1,889	1,799	3,397	-	3,198	3,281	1,290	0
Vessels and other property, less accumulated depreciation	-	-	-	-	982	738	35,080	33,156	-	-	55,430	33,552	199	-
Deferred drydock expenditures, net	-	-	-	-	164	720	-	92	-	-	-	-	3,322	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,146	1,459	35,080	33,247	-	-	55,430	33,552	3,521	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	904	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822	19,471	19,471	6,981	6,981	8,467	8,467
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	11	11	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	5,038	-	2,289	-	3,667	-	317
Other Assets	(198)	4	-	-	(22)	(1)	(20)	(14)	-	-	30	(9)	(26)	-
Total Assets	$27,112	$27,333	$10,114	$10,114	$17,441	$17,396	$55,771	$58,892	$22,868	$21,760	$65,649	$48,386	$13,253	$8,784

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	56	81	-	-	719	263	99	694	745	2	1,398	103	1,021	396
Total Current Liabilities Not Subject to Compromise	56	81	-	-	719	263	99	694	745	2	1,398	103	1,021	396

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	137	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	464	-	-
Post-petition intercompany payables to other debtors	-	150	-	-	-	1,290	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	972	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-	60	-
Total Liabilities Not Subject to Compromise	56	231	-	-	719	1,553	99	694	745	2	1,398	704	2,053	396

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	5,554	5,554	-	-	23,413	23,413	15,205	15,205	23,812	23,812	25,031	25,031	26,414	26,414
Pre-petition intercompany payables to other debtors	4	4	8,114	8,114	5	5	-	-	-	-	267	267	9	9
Other liabilities	-	-	-	-	-	14,130	-	-	-	2,421	41,435	40,998	-	5,232
Total Liabilities Subject to Compromise	5,558	5,558	8,114	8,114	23,418	37,548	15,205	15,205	23,812	26,233	66,734	66,296	26,423	31,655

Total Liabilities	5,614	5,790	8,114	8,114	24,137	39,101	15,304	15,899	24,557	26,235	68,131	67,000	28,476	32,051
(Deficit)/Equity:
Total Equity/(Deficit)	21,498	21,544	2,000	2,000	(6,696)	(21,705)	40,468	42,994	(1,689)	(4,476)	(2,482)	(18,614)	(15,223)	(23,267)
Total Liabilities and (Deficit)/Equity	$27,112	$27,333	$10,114	$10,114	$17,441	$17,396	$55,771	$58,892	$22,868	$21,760	$65,649	$48,386	$13,253	$8,784

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Luxmar Product Tanker Corporation		Luxmar Tanker LLC		Majestic Tankers Corporation		Oak Tanker Corporation		Maremar Product Tanker Corporation		Maremar Tanker LLC		Marilyn Vessel Corporation
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	410	2,616	0	-	2,926	3,508	(430)	4,732	-	-	3,112	467	-	-
Other receivables, including income taxes recoverable	-	20	12	-	21	91	86	126	-	-	427	(2)	-	-
Inventory	52	278	-	-	-	-	-	-	-	-	198	-	-	-
Prepaid expenses and other current assets	(9)	89	-	-	86	326	62	281	-	-	36	5	-	-
Total Current Assets	454	3,004	12	-	3,032	3,925	(282)	5,139	-	-	3,772	470	-	-
Vessels and other property, less accumulated depreciation	23,904	6,269	-	-	40,698	19,014	141,583	73,631	-	-	24,600	7,617	-	-
Deferred drydock expenditures, net	482	764	0	-	2,099	324	-	-	-	-	310	-	-	-
Total Vessels, Deferred Drydock and Other Property	24,386	7,033	0	-	42,797	19,337	141,583	73,631	-	-	24,910	7,617	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	3,629	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	24,007	24,007	56,792	56,792	11,354	11,354	40	40	99	99	40,336	40,336	901	901
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	52	52
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	1,952	-	12	-	4,190	-	-
Other Assets	-	(25)	13	66	(2)	(0)	-	-	9	-	(216)	54	-	-
Total Assets	$48,847	$34,019	$56,818	$56,858	$57,181	$34,616	$144,970	$80,763	$108	$111	$68,802	$52,667	$953	$953

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	636	421	121	50	461	198	424	79	-	-	726	174	-	-
Total Current Liabilities Not Subject to Compromise	636	421	121	50	461	198	424	79	-	-	726	174	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	968	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	775	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,579	-	253	-	679	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	636	1,999	121	303	461	876	424	1,822	-	-	726	174	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	24,205	24,205	568	568	10,471	10,471	14,674	14,674	7	7	435	435	-	-
Pre-petition intercompany payables to other debtors	11,407	11,407	31,784	31,784	16	16	44,979	44,979	1	1	30,577	30,577	-	-
Other liabilities	-	-	-	-	-	-	85,862	83,289	-	-	-	-	-	-
Total Liabilities Subject to Compromise	35,612	35,612	32,351	32,351	10,487	10,487	145,514	142,942	8	8	31,011	31,011	-	-

Total Liabilities	36,248	37,612	32,472	32,654	10,949	11,363	145,938	144,764	8	8	31,738	31,185	-	-
(Deficit)/Equity:
Total Equity/(Deficit)	12,600	(3,592)	24,346	24,204	46,232	23,253	(968)	(64,001)	100	103	37,064	21,482	953	953
Total Liabilities and (Deficit)/Equity	$48,847	$34,019	$56,818	$56,858	$57,181	$34,616	$144,970	$80,763	$108	$111	$68,802	$52,667	$953	$953

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.		Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC		Nedimar Charter Corporation		Maple Tanker Corporation
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1
Voyage receivables	-	-	-	-	1,078	1,645	-	-	881	1,718	1,553	(9)	(234)	4,954
Other receivables, including income taxes recoverable	-	-	-	-	(12)	11	-	-	-	454	(5)	(5)	115	133
Inventory	-	-	-	-	733	521	-	-	55	600	333	-	-	-
Prepaid expenses and other current assets	-	-	-	-	25	93	-	-	24	41	256	0	61	274
Total Current Assets	-	-	-	-	1,824	2,271	-	-	959	2,812	2,137	(14)	(57)	5,362
Vessels and other property, less accumulated depreciation	-	-	-	-	42,284	40,017	34,414	61,278	47,429	44,685	47	-	138,736	69,098
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	72	1,379	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	42,284	40,017	34,414	61,278	47,429	44,757	1,426	-	138,736	69,098
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-	3,788	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	(385)	(385)	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	53,629	53,629	0	0	5	5	47,635	47,615	12,466	12,466	422	422
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	135	135	-	-	2	2	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	5,569	-	-	-	8,231	-	712	-	2,190
Other Assets	-	-	-	-	-	-	-	-	-	(3)	(41)	(2)	68	-
Total Assets	$(385)	$(385)	$53,629	$53,629	$44,109	$47,857	$34,554	$61,418	$96,023	$103,412	$15,991	$13,164	$142,957	$77,072

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	114	445	-	-	277	872	591	2	325	112
Total Current Liabilities Not Subject to Compromise	-	-	-	-	114	445	-	-	277	872	591	2	325	112

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	10,800	-	-	-	-	-	765
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	751
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	16,064	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	1,339	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	197	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	114	445	-	26,864	277	872	2,127	2	325	1,628

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	33,894	33,894	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	7	7	22,672	22,672	345	345	47,682	47,682	24,337	24,337	16,128	16,128
Pre-petition intercompany payables to other debtors	146	146	-	-	19,387	19,387	214	214	26,607	26,607	9	9	46,972	46,972
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	5,946	83,617	81,127
Total Liabilities Subject to Compromise	146	146	7	7	42,059	42,059	34,454	34,454	74,289	74,289	24,346	30,292	146,717	144,227

Total Liabilities	146	146	7	7	42,173	42,504	34,454	61,318	74,566	75,161	26,473	30,294	147,042	145,855
(Deficit)/Equity:
Total Equity/(Deficit)	(531)	(531)	53,622	53,622	1,936	5,353	100	100	21,457	28,251	(10,482)	(17,130)	(4,085)	(68,782)
Total Liabilities and (Deficit)/Equity	$(385)	$(385)	$53,629	$53,629	$44,109	$47,857	$34,554	$61,418	$96,023	$103,412	$15,991	$13,164	$142,957	$77,072

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Ocean Bulk Ships, Inc.		Oceania Tanker Corporation		OSG 192 LLC		OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	2,100	-	(20)	3	(9)	7	34	51	-	-	1,551	-
Other receivables, including income taxes recoverable	-	-	114	67	-	-	265	0	298	0	-	-	284	-
Inventory	-	-	-	878	-	-	-	-	-	-	-	-	315	-
Prepaid expenses and other current assets	-	-	96	228	9	43	5	48	5	45	-	-	5	47
Total Current Assets	-	-	2,310	1,173	(11)	46	261	56	337	96	-	-	2,155	47
Vessels and other property, less accumulated depreciation	-	-	79,751	45,621	9,219	7,065	22,021	19,696	18,892	16,727	-	-	29,890	27,224
Deferred drydock expenditures, net	-	-	168	-	796	780	1,099	387	1,762	100	-	-	746	-
Total Vessels, Deferred Drydock and Other Property	-	-	79,920	45,621	10,015	7,845	23,121	20,083	20,653	16,827	-	-	30,636	27,224
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	84,867	84,867	24,239	24,239	24,400	24,400	14,836	14,836	124	124	29,932	29,932
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	3,001	3,001	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	10,740	-	12,409	-	13,154	-	-	-	22,470
Other Assets	-	-	-	-	-	-	19	323	-	-	-	-	17	-
Total Assets	$-	$-	$167,097	$131,661	$37,244	$45,872	$47,801	$57,271	$35,826	$44,913	$124	$124	$62,739	$79,673

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	102	57	440	929	464	48	398	944	-	-	1,084	58
Total Current Liabilities Not Subject to Compromise	-	-	102	57	440	929	464	48	398	944	-	-	1,084	58

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	723	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	102	780	440	929	464	48	398	944	-	-	1,084	58

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	10,310	10,292	52	52	54	54	50	50	-	-	58	58
Pre-petition intercompany payables to other debtors	15	15	360	360	14,899	14,899	11,106	11,106	8,902	8,902	124	124	8,725	8,725
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	15	15	10,670	10,652	14,950	14,950	11,160	11,160	8,951	8,951	124	124	8,783	8,783

Total Liabilities	15	15	10,772	11,432	15,391	15,879	11,624	11,208	9,349	9,896	124	124	9,867	8,841
(Deficit)/Equity:
Total Equity/(Deficit)	(15)	(15)	156,325	120,229	21,853	29,993	36,177	46,063	26,477	35,017	(0)	(0)	52,872	70,832
Total Liabilities and (Deficit)/Equity	$-	$0	$167,097	$131,661	$37,244	$45,872	$47,801	$57,271	$35,826	$44,913	$124	$124	$62,739	$79,673

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	OSG 243 LLC		OSG 244 LLC		OSG 252 LLC		OSG 254 LLC		OSG 300 LLC		OSG 400 LLC		OSG America L.P.
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,820	7	68	4	1,600	46	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	60	-	276	-	328	3	247	55	-	-	-	-	-	-
Inventory	166	-	-	-	278	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	15	49	5	45	5	45	5	45	-	-	-	-	-	-
Total Current Assets	2,061	56	350	49	2,211	94	252	100	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	31,327	28,679	16,006	13,275	18,995	16,381	21,186	18,214	-	-	-	-	-	-
Deferred drydock expenditures, net	703	503	1,102	1,766	1,152	118	1,870	1,232	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	32,030	29,183	17,108	15,041	20,147	16,499	23,056	19,446	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,761	2,761	27,376	27,376	18,417	18,417	22,276	22,276	84	84	4,141	4,141	-	-
Pre-petition Intercompany receivables from non-debtors	25,647	25,647	-	-	-	-	-	-	-	-	18,323	18,323	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	35,411	-	10,969	-	18,605	-	15,350	-	-	-	-	-	-
Other Assets	(94)	(50)	-	(1)	(7)	(116)	-	-	-	-	532	771	-	-
Total Assets	$62,405	$93,007	$44,834	$53,434	$40,769	$53,498	$45,584	$57,173	$84	$84	$22,996	$23,235	$-	$-

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	20	44	474	40	386	349	1	1,052	-	-	(1)	-	-	-
Total Current Liabilities Not Subject to Compromise	20	44	474	40	386	349	1	1,052	-	-	(1)	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	15,199	-	-	-	-	-	-	-	-	-	20	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	20	15,244	474	40	386	349	1	1,052	-	-	(1)	20	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	70	70	51	51	53	53	55	55	-	-	50	50	-	-
Pre-petition intercompany payables to other debtors	10,001	10,001	11,421	11,421	1,872	1,872	5,994	5,994	-	-	6,183	6,183	79	79
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,070	10,070	11,472	11,472	1,925	1,925	6,048	6,048	-	-	6,233	6,233	79	79

Total Liabilities	10,090	25,314	11,946	11,512	2,312	2,274	6,050	7,100	-	-	6,232	6,254	79	79
(Deficit)/Equity:
Total Equity/(Deficit)	52,314	67,693	32,888	41,923	38,457	51,225	39,535	50,073	84	84	16,764	16,982	(79)	(79)
Total Liabilities and (Deficit)/Equity	$62,405	$93,007	$44,834	$53,434	$40,769	$53,498	$45,584	$57,173	$84	$84	$22,996	$23,235	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	OSG America LLC		OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.		OSG Columbia LLC		OSG Constitution LLC		OSG Courageous LLC
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$23,350	$266,975	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	(1,501)	100	-	-	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	-	-	-	-	-	-	26	26	-	-	10	10
Inventory	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	(1)	-	-	-	-	-	4	30	-	-	4	38
Total Current Assets	-	-	21,847	267,074	-	-	-	-	29	56	-	-	14	48
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	7,024	6,442	-	-	30,264	28,999
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	602	9	-	-	-	143
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	7,626	6,451	-	-	30,264	29,142
Investments in Affiliated Companies	-	-	995	415	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	64,617	58,267	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	0	0	423,001	423,001	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	458	458	834,346	834,346	6,682	6,682	100	100	2,435	2,435	1,070	1,070	2,062	2,062
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	205	205	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	59,233	-	-	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-	0	(0)	(2)	(1)
Total Assets	$459	$459	$1,344,807	$1,642,336	$6,887	$6,887	$100	$100	$10,091	$8,942	$1,070	$1,070	$32,339	$31,252

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	16	-	-	-	-	-	125	119	2	3	140	143
Total Current Liabilities Not Subject to Compromise	-	-	16	-	-	-	-	-	125	119	2	3	140	143

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	1,525	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1	-	294,111	-	-	-	-	-	3,920	-	2	-	4,142
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	1	16	295,636	-	-	-	-	125	4,039	2	5	140	4,285

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	134,975	134,975	0	0	-	-	33	33	32	32	1	1
Pre-petition intercompany payables to other debtors	-	-	686,794	686,794	6,899	6,899	-	-	9,323	9,323	4,544	4,544	17,212	17,212
Other liabilities	-	-	302	302	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	-	-	822,070	822,070	6,899	6,899	-	-	9,355	9,355	4,576	4,576	17,213	17,213

Total Liabilities	-	1	822,086	1,117,706	6,899	6,899	-	-	9,480	13,394	4,579	4,582	17,353	21,498
(Deficit)/Equity:
Total Equity/(Deficit)	459	458	522,721	524,630	(13)	(13)	100	100	611	(4,453)	(3,508)	(3,511)	14,986	9,754
Total Liabilities and (Deficit)/Equity	$459	$459	$1,344,807	$1,642,336	$6,887	$6,887	$100	$100	$10,091	$8,942	$1,070	$1,070	$32,339	$31,252

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC		OSG Endeavor LLC		OSG Endurance LLC		OSG Enterprise LLC		OSG Financial Corp.		OSG Freedom LLC
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$16	$371	$-	$-
Voyage receivables	5,421	4,918	-	-	-	-	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	63	185	-	-	-	-	23	23	10	10	-	-	-	-
Inventory	710	913	-	-	-	-	-	-	-	-	-	-	0	-
Prepaid expenses and other current assets	47	261	-	-	-	-	4	38	4	28	-	-	5	-
Total Current Assets	6,241	6,277	-	-	-	-	27	61	14	38	16	371	5	-
Vessels and other property, less accumulated depreciation	382,438	364,450	-	-	-	-	32,214	30,866	4,238	3,834	-	-	1,478	-
Deferred drydock expenditures, net	-	561	-	-	-	-	-	52	1,494	93	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	382,438	365,010	-	-	-	-	32,214	30,917	5,732	3,927	-	-	1,478	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	15,144	15,144	1,272	1,272	-	-	69	69	3,140	3,140	10,251	10,251	829	829
Pre-petition Intercompany receivables from non-debtors	104,456	104,456	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	58,517	-	935	-	-	-	-	-	-	-	-	-	486
Other Assets	0	(17)	-	-	-	-	(30)	(30)	9	51	731	203	0	-
Total Assets	$508,278	$549,387	$1,272	$2,207	$-	$-	$32,280	$31,017	$8,895	$7,156	$10,999	$10,825	$2,312	$1,315

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	598	754	21	-	-	-	145	129	189	138	-	-	(7)	15
Total Current Liabilities Not Subject to Compromise	598	754	21	-	-	-	145	129	189	138	-	-	(7)	15

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	15,146	-	-	-	72	-	3,839	-	4,141	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	598	15,901	21	-	-	72	145	3,968	189	4,279	-	-	(7)	15

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	380	380	-	-	111	111	1	1	29	29	-	-	28	28
Pre-petition intercompany payables to other debtors	88,794	88,794	508	508	310	310	15,683	15,683	8,420	8,420	9,457	9,457	3,753	3,753
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	89,174	89,174	508	508	421	421	15,684	15,684	8,449	8,449	9,457	9,457	3,781	3,781

Total Liabilities	89,772	105,075	529	508	421	494	15,828	19,652	8,638	12,728	9,457	9,457	3,775	3,796
(Deficit)/Equity:
Total Equity/(Deficit)	418,506	444,312	743	1,698	(421)	(494)	16,452	11,365	257	(5,572)	1,541	1,368	(1,462)	(2,480)
Total Liabilities and (Deficit)/Equity	$508,278	$549,387	$1,272	$2,207	$-	$-	$32,280	$31,017	$8,895	$7,156	$10,999	$10,825	$2,312	$1,315

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC		OSG Liberty LLC		OSG Lightering LLC		OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$3,502	$16,113	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	8,284	13,805	-	-	-	-
Other receivables, including income taxes recoverable	16	16	14	17	13	17	-	-	9,798	3,331	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	2,227	2,330	-	-	-	-
Prepaid expenses and other current assets	4	28	4	28	4	27	-	-	1,623	1,092	-	-	-	-
Total Current Assets	20	44	18	45	17	44	-	-	25,433	36,672	-	-	-	-
Vessels and other property, less accumulated depreciation	3,802	3,375	6,615	6,064	2,897	2,378	-	-	4,340	2,748	-	-	-	-
Deferred drydock expenditures, net	848	302	311	227	1,219	659	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	4,649	3,677	6,926	6,291	4,116	3,037	-	-	4,340	2,748	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	7,190	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	8,101	-	-	-	1,567	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	2,000	2,000	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,458	2,458	246	246	2	2	9,493	9,493	127,232	127,232	-	-	2,650	2,650
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	-	-	1	1	137,738	137,738	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	5,998	-	-	-	1	-	6,528	-	-	-	-
Other Assets	(3)	(2)	0	1	(8)	0	(9)	-	-	-	-	-	-	-
Total Assets	$7,124	$6,177	$7,191	$12,583	$4,126	$3,083	$9,485	$9,495	$310,035	$310,919	$2,000	$2,000	$4,216	$2,650

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	143	104	270	137	134	116	(1)	-	3,384	8,841	-	-	-	-
Total Current Liabilities Not Subject to Compromise	143	104	270	137	134	116	(1)	-	3,384	8,841	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	4,002	-	10,481	-	4,409	-	-	-	12,021	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	143	4,106	270	10,617	134	4,525	(1)	-	3,384	20,863	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	33	33	30	30	32	32	127,578	125,361	-	-	-	-
Pre-petition intercompany payables to other debtors	8,722	8,722	6,907	6,907	7,284	7,284	10,766	10,766	167,222	166,275	1,999	1,999	2,650	2,650
Other liabilities	-	-	-	-	-	-	-	-	(11)	850	-	-	-	-
Total Liabilities Subject to Compromise	8,753	8,753	6,940	6,941	7,314	7,314	10,799	10,799	294,790	292,487	1,999	1,999	2,650	2,650

Total Liabilities	8,896	12,859	7,210	17,558	7,447	11,839	10,798	10,799	298,174	313,349	1,999	1,999	2,650	2,650
(Deficit)/Equity:
Total Equity/(Deficit)	(1,772)	(6,681)	(19)	(4,976)	(3,321)	(8,756)	(1,313)	(1,304)	11,861	(2,430)	1	1	1,567	-
Total Liabilities and (Deficit)/Equity	$7,124	$6,177	$7,191	$12,583	$4,126	$3,083	$9,485	$9,495	$310,035	$310,919	$2,000	$2,000	$4,216	$2,650

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	OSG Mariner LLC		OSG Maritrans Parent LLC		OSG Navigator LLC		OSG New York, Inc.		OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	5,178	2,054	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	-	-	18	10	-	11	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	352	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	4	27	781	443	-	-	-	-	-	-
Total Current Assets	-	-	-	-	21	37	6,311	2,508	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	2,853	2,346	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	587	0	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	3,440	2,347	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	606	511	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	103,806	103,806	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	-	-	19	19	21,479	21,479	100	100	-	-	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	5,458	-	-	-	-	-	-
Other Assets	-	-	-	-	(4)	2	-	-	-	-	-	-	-	-
Total Assets	$-	$-	$104,411	$104,317	$3,476	$2,405	$28,090	$29,745	$100	$100	$-	$-	$-	$-

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	167	114	506	99	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	167	114	506	99	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	72	-	-	-	3,907	-	3,914	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	72	-	-	167	4,021	506	4,013	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	-	-	30	30	26,292	26,292	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	311	311	120,341	120,341	6,801	6,801	10,719	10,719	-	-	8	8	8	8
Other liabilities	-	-	-	-	-	-	-	300	-	-	-	-	-	-
Total Liabilities Subject to Compromise	422	422	120,341	120,341	6,831	6,831	37,011	37,311	-	-	8	8	8	8

Total Liabilities	422	494	120,341	120,341	6,999	10,853	37,517	41,324	-	-	8	8	8	8
(Deficit)/Equity:
Total Equity/(Deficit)	(422)	(494)	(15,930)	(16,024)	(3,523)	(8,448)	(9,427)	(11,578)	100	100	(8)	(8)	(8)	(8)
Total Liabilities and (Deficit)/Equity	$-	$-	$104,411	$104,317	$3,476	$2,405	$28,090	$29,745	$100	$100	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	OSG Product Tankers Member LLC		OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.		OSG Valour LLC		Overseas Allegiance Corporation
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$1,431	$629	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	-	-	-	-	-	-	1,773	1,129	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-	2,832	1,836	-	-	-	-
Total Current Assets	-	-	-	-	-	-	-	-	6,036	3,594	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	12,623	4,770	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	12,623	4,770	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	139	139	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1	-	-	-	64	64	1,000	1,000	193,029	207,365	1,163	1,163	2	2
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	993	943	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	0	-	(2,517)	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	117	511	-	-	-	-
Total Assets	$1	$-	$-	$-	$64	$64	$1,000	$1,001	$212,936	$214,805	$1,163	$1,163	$2	$2

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	4	-	-	-	9,813	10,191	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	4	-	-	-	9,813	10,191	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	44	-	-	-	41,467	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	528	526	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	4	44	-	-	10,341	52,184	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	140	140	27	27	328	328	-	-	-	-
Pre-petition intercompany payables to other debtors	1	-	16	16	61	61	343	343	369,019	369,019	1,075	1,075	2	2
Other liabilities	-	-	-	-	-	-	-	-	23,988	9,704	-	-	-	-
Total Liabilities Subject to Compromise	1	-	16	16	201	201	370	370	393,334	379,051	1,075	1,075	2	2

Total Liabilities	1	-	16	16	205	245	370	370	403,675	431,235	1,075	1,075	2	2
(Deficit)/Equity:
Total Equity/(Deficit)	-	-	(16)	(16)	(140)	(181)	631	631	(190,740)	(216,431)	88	88	0	0
Total Liabilities and (Deficit)/Equity	$1	$-	$-	$-	$64	$64	$1,000	$1,001	$212,936	$214,805	$1,163	$1,163	$2	$2

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Overseas Anacortes LLC		Overseas Boston LLC		Overseas Diligence LLC		Overseas Galena Bay LLC		Overseas Houston LLC		Overseas Integrity LLC		Overseas Long Beach LLC
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	13	3	-	-	-	-	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	28	29	21	29	137	-	276	-	289	46	8	-	307	39
Inventory	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	450	807	448	805	-	-	-	-	357	778	-	-	357	775
Total Current Assets	492	839	468	834	137	-	276	-	646	824	8	-	664	814
Vessels and other property, less accumulated depreciation	274	137	171	37	-	-	-	-	143	16	-	-	164	18
Deferred drydock expenditures, net	4	575	606	2,575	-	-	-	-	2,793	1,897	-	-	2,195	1,409
Total Vessels, Deferred Drydock and Other Property	279	713	776	2,613	-	-	-	-	2,936	1,913	-	-	2,359	1,427
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	42,388	42,388	40,291	40,291	311	311	4,465	4,465	35,162	35,194	1,150	1,150	35,775	35,774
Pre-petition Intercompany receivables from non-debtors	30	30	-	-	2	2	4	4	-	-	-	-	3	3
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	8,344	-	806	-	137	-	276	-	2,206	-	59	-	2,493
Other Assets	2,141	1,739	1,159	1,002	-	-	-	-	601	442	-	-	588	492
Total Assets	$45,329	$54,053	$42,695	$45,546	$451	$451	$4,744	$4,744	$39,345	$40,579	$1,157	$1,209	$39,388	$41,001

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,193	2,230	1,192	2,325	(0)	(0)	-	-	990	651	-	-	1,268	648
Total Current Liabilities Not Subject to Compromise	1,193	2,230	1,192	2,325	(0)	(0)	-	-	990	651	-	-	1,268	648

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	5,875	6,514	-	-	5,458	6,608
Total Liabilities Not Subject to Compromise	1,193	2,230	1,192	2,325	(0)	(0)	-	-	6,865	7,165	-	-	6,726	7,256

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	106	106	91	91	49	49	-	-	96	96	-	-	95	95
Pre-petition intercompany payables to other debtors	35,688	35,688	36,030	36,030	300	300	565	565	33,329	33,361	932	932	31,967	31,966
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	35,794	35,794	36,122	36,122	348	348	565	565	33,425	33,456	932	932	32,062	32,061

Total Liabilities	36,986	38,024	37,313	38,447	348	348	565	565	40,289	40,622	932	932	38,788	39,317
(Deficit)/Equity:
Total Equity/(Deficit)	8,343	16,029	5,382	7,100	103	103	4,179	4,179	(944)	(42)	225	277	600	1,684
Total Liabilities and (Deficit)/Equity	$45,329	$54,053	$42,695	$45,546	$451	$451	$4,744	$4,744	$39,345	$40,579	$1,157	$1,209	$39,388	$41,001

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Overseas Los Angeles LLC		Overseas Martinez LLC		Overseas New Orleans LLC		Overseas New York LLC		Overseas Nikiski LLC		Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	358	40	34	29	211	-	119	30	30	83	-	-	211	-
Inventory	-	-	-	-	-	-	-	-	-	266	-	-	-	-
Prepaid expenses and other current assets	360	686	447	806	-	-	357	686	448	805	-	-	-	-
Total Current Assets	719	727	482	835	211	-	476	717	477	1,154	-	-	211	-
Vessels and other property, less accumulated depreciation	167	49	345	153	-	-	51	22	244	31	-	-	-	-
Deferred drydock expenditures, net	2,489	1,468	-	550	-	-	209	1,688	891	936	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	2,656	1,518	345	703	-	-	260	1,711	1,134	967	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	34,432	34,432	14,892	14,892	3,717	3,717	35,303	35,303	39,256	39,256	383	383	596	596
Pre-petition Intercompany receivables from non-debtors	3	3	3	3	-	-	6,190	6,190	-	-	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,015	-	2,586	-	195	-	-	-	347	-	-	-	273
Other Assets	921	705	2,138	1,713	-	-	1,189	951	1,246	989	-	-	66	1
Total Assets	$38,730	$39,398	$17,860	$20,733	$3,928	$3,913	$43,418	$44,871	$42,113	$42,713	$383	$383	$875	$872

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,881	475	1,207	286	11	-	1,043	388	1,239	1,176	-	-	-	-
Total Current Liabilities Not Subject to Compromise	1,881	475	1,207	286	11	-	1,043	388	1,239	1,176	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	351	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	5,016	6,361	-	-	-	-	4,570	6,109	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	6,897	6,836	1,207	286	11	-	5,613	6,848	1,239	1,176	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	98	98	97	97	28	28	95	95	91	91	-	-	-	-
Pre-petition intercompany payables to other debtors	33,285	33,285	8,451	8,451	459	459	36,723	36,723	35,177	35,177	378	378	940	940
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	33,383	33,383	8,549	8,549	488	488	36,818	36,818	35,268	35,268	378	378	940	940

Total Liabilities	40,280	40,219	9,755	8,835	498	488	42,430	43,666	36,507	36,444	378	378	940	940
(Deficit)/Equity:
Total Equity/(Deficit)	(1,551)	(821)	8,104	11,898	3,430	3,425	987	1,206	5,606	6,269	4	4	(65)	(68)
Total Liabilities and (Deficit)/Equity	$38,730	$39,398	$17,860	$20,733	$3,928	$3,913	$43,418	$44,871	$42,113	$42,713	$383	$383	$875	$872

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC		Overseas Tampa LLC		Overseas Texas City LLC		Pearlmar Limited
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	211	-	10	-	-	9	2,457	3,028
Other receivables, including income taxes recoverable	222	-	-	-	-	-	188	94	51	39	(30)	29	21	26
Inventory	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	7	-	36	195	443	832	358	690	29	115
Total Current Assets	222	-	-	-	7	-	436	289	504	872	328	728	2,507	3,169
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	244,259	229,806	219	183	9	6	35,337	15,075
Deferred drydock expenditures, net	-	-	-	-	-	-	235	500	-	10	309	2,063	1,450	945
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	244,494	230,306	219	193	318	2,069	36,787	16,020
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-	440	440
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	432,794	471,451	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,663	10,663	9	9	370,028	370,028	96,424	96,424	4,190	4,190	41,721	41,721	32,776	32,776
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	314,966	314,966	6	6	5	5	-	-	5,550	5,550
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	194	-	-	-	-	-	48,110	-	4,322	-	8,918	-	5,057
Other Assets	-	-	-	-	-	-	88	132	3,469	7,457	1,584	1,275	-	47
Total Assets	$10,885	$10,857	$9	$9	$1,117,796	$1,156,444	$341,448	$375,266	$8,387	$17,038	$43,952	$54,711	$78,059	$63,058

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	18	-	-	-	5	-	3,003	492	1,186	2,193	1,050	2,425	373	448
Total Current Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	492	1,186	2,193	1,050	2,425	373	448

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	4,079	5,618	-	-
Total Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	492	1,186	2,193	5,129	8,043	373	448

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	-	-	5,976	5,975	110	110	-	-	98	98	6,226	6,226
Pre-petition intercompany payables to other debtors	6,220	6,220	7	7	45	45	158,460	158,460	6,866	6,866	29,053	29,053	31,100	31,100
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,251	6,251	7	7	6,021	6,021	158,570	158,570	6,866	6,866	29,152	29,152	37,326	37,326

Total Liabilities	6,269	6,251	7	7	6,025	6,021	161,573	159,062	8,052	9,059	34,280	37,194	37,700	37,775
(Deficit)/Equity:
Total Equity/(Deficit)	4,616	4,607	2	2	1,111,770	1,150,424	179,876	216,204	334	7,979	9,671	17,517	40,360	25,283
Total Liabilities and (Deficit)/Equity	$10,885	$10,857	$9	$9	$1,117,796	$1,156,444	$341,448	$375,266	$8,387	$17,038	$43,952	$54,711	$78,059	$63,058

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Petromar Limited		Pisces Tanker Corporation		Polaris Tanker Corporation		Queens Product Tanker Corporation		Reymar Limited		Rich Tanker Corporation		Rimar Chartering Corporation
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,407	737	1,982	48	1,168	13	418	-	2,373	1,509	2,779	1,929	598	(222)
Other receivables, including income taxes recoverable	10	40	-	-	(5)	-	11	-	(7)	293	9	-	53	-
Inventory	421	502	248	-	359	-	658	-	-	-	-	824	192	-
Prepaid expenses and other current assets	27	94	282	-	282	-	34	-	29	112	243	190	303	0
Total Current Assets	1,865	1,373	2,512	48	1,804	13	1,122	-	2,395	1,914	3,031	2,943	1,147	(221)
Vessels and other property, less accumulated depreciation	24,544	8,903	-	-	-	-	-	-	37,449	18,822	-	-	269	-
Deferred drydock expenditures, net	1,497	940	-	-	-	-	-	-	331	227	-	-	387	-
Total Vessels, Deferred Drydock and Other Property	26,041	9,844	-	-	-	-	-	-	37,780	19,048	-	-	656	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	414	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	13,809	13,809	20,752	20,752	21,287	21,287	4,141	4,141	26,868	26,868	15,814	15,814	52,488	52,488
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	47,372	47,372	11,856	11,856	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,700	-	1,564	-	792	-	631	-	5,010	-	255	-	-
Other Assets	(40)	13	(1)	-	(3)	-	3	-	(33)	46	-	-	(96)	(2)
Total Assets	$41,675	$26,737	$23,264	$22,363	$23,088	$22,092	$52,639	$52,145	$79,279	$64,741	$18,845	$19,011	$54,195	$52,265

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	67	678	84	1	438	6	431	2	59	698	367	716	350	259
Total Current Liabilities Not Subject to Compromise	67	678	84	1	438	6	431	2	59	698	367	716	350	259

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	1,115
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	4,284	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	511	-	-	-
Total Liabilities Not Subject to Compromise	67	678	84	1	438	6	431	2	59	698	878	716	4,633	1,374

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	14,353	14,353	24,007	24,007	24,709	24,709	23,799	23,799	2,567	2,567	19,532	19,532	27,292	27,292
Pre-petition intercompany payables to other debtors	166	166	162	162	741	741	47,711	47,711	30,609	30,609	11	11	30,274	30,274
Other liabilities	-	-	-	5,816	-	5,565	-	-	-	-	-	2,967	-	10,681
Total Liabilities Subject to Compromise	14,519	14,519	24,168	29,985	25,450	31,015	71,510	71,510	33,177	33,177	19,542	22,510	57,566	68,247

Total Liabilities	14,586	15,196	24,252	29,986	25,888	31,021	71,941	71,512	33,236	33,875	20,420	23,226	62,199	69,621
(Deficit)/Equity:
Total Equity/(Deficit)	27,089	11,541	(989)	(7,623)	(2,800)	(8,930)	(19,302)	(19,367)	46,044	30,867	(1,576)	(4,214)	(8,004)	(17,357)
Total Liabilities and (Deficit)/Equity	$41,675	$26,737	$23,264	$22,363	$23,088	$22,092	$52,639	$52,145	$79,279	$64,741	$18,845	$19,011	$54,195	$52,265

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Rosalyn Tanker Corporation		Rosemar Limited		Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC		Serifos Tanker Corporation
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	3,110	4,402	24	2	66	615	2,925	4,444	226	-	364	3,696	1,537	1,030
Other receivables, including income taxes recoverable	21	31	11	0	445	(0)	61	21	33	1	-	324	(4)	11
Inventory	-	-	-	-	-	-	-	-	-	-	486	265	-	290
Prepaid expenses and other current assets	75	292	34	130	2	5	94	365	30	134	119	41	240	281
Total Current Assets	3,206	4,724	69	133	513	620	3,080	4,829	289	135	969	4,325	1,773	1,612
Vessels and other property, less accumulated depreciation	51,807	49,872	35,909	15,031	34,354	15,051	47,915	44,038	55,715	33,556	47,696	45,048	935	691
Deferred drydock expenditures, net	73	1,868	1,270	1,047	1,392	990	1,970	1,225	-	-	-	42	4	115
Total Vessels, Deferred Drydock and Other Property	51,879	51,740	37,179	16,078	35,746	16,041	49,885	45,263	55,715	33,556	47,696	45,090	938	806
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,179	10,179	25,954	25,954	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700	5,941	5,941
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	18	18	0	0	-	-	-	-	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	854	-	3,989	-	683	-	3,159	-	4,819	-	362
Other Assets	(23)	(22)	(38)	(0)	-	-	(33)	(17)	(3)	-	-	7	10	(11)
Total Assets	$65,241	$66,621	$63,163	$43,019	$76,226	$60,617	$62,770	$60,596	$57,350	$38,198	$96,365	$101,941	$8,663	$8,711

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	301	61	247	117	652	641	260	153	438	42	30	583	45	617
Total Current Liabilities Not Subject to Compromise	301	61	247	117	652	641	260	153	438	42	30	583	45	617

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	122	-	-	-	-
Post-petition intercompany payables to non-debtors	-	807	-	-	-	-	-	-	-	473	-	-	-	-
Post-petition intercompany payables to other debtors	-	598	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	301	1,466	247	117	652	641	260	153	438	637	30	583	45	617

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,406	6,406	6,632	6,632	4,148	4,148	8,952	8,952	15,238	15,238	1	1	11,875	11,875
Pre-petition intercompany payables to other debtors	1	1	18,287	18,287	26,155	26,155	-	-	284	284	74,363	74,363	8	8
Other liabilities	-	-	-	-	-	-	-	-	41,435	41,071	-	-	-	15,088
Total Liabilities Subject to Compromise	6,407	6,407	24,919	24,919	30,303	30,303	8,952	8,952	56,956	56,593	74,364	74,364	11,884	26,972

Total Liabilities	6,707	7,873	25,166	25,037	30,955	30,944	9,212	9,105	57,394	57,230	74,394	74,948	11,929	27,589
(Deficit)/Equity:
Total Equity/(Deficit)	58,534	58,748	37,996	17,982	45,271	29,673	53,559	51,492	(44)	(19,031)	21,971	26,994	(3,266)	(18,878)
Total Liabilities and (Deficit)/Equity	$65,241	$66,621	$63,163	$43,019	$76,226	$60,617	$62,770	$60,596	$57,350	$38,198	$96,365	$101,941	$8,663	$8,711

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Seventh Aframax Tanker Corporation		Shirley Tanker SRL		Sifnos Tanker Corporation		Silvermar Limited		Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$10	$0	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,417	1,190	1,727	1,591	1,549	1,188	2,047	3,009	459	1,217	1,715	2,138	19	11
Other receivables, including income taxes recoverable	16	66	10	14	3	(66)	(16)	(10)	6	16	33	15	-	-
Inventory	-	-	-	-	-	-	-	-	-	-	598	356	-	-
Prepaid expenses and other current assets	47	166	23	156	240	289	29	112	41	140	220	96	241	463
Total Current Assets	1,480	1,422	1,770	1,761	1,792	1,411	2,061	3,112	506	1,373	2,565	2,606	260	474
Vessels and other property, less accumulated depreciation	22,496	20,828	42,556	38,094	1,040	783	34,297	14,566	21,356	19,719	32,130	30,336	-	-
Deferred drydock expenditures, net	1,887	1,230	1,389	930	(0)	871	1,564	1,452	1,279	851	(2)	13	-	-
Total Vessels, Deferred Drydock and Other Property	24,384	22,058	43,945	39,025	1,040	1,654	35,861	16,018	22,635	20,570	32,128	30,349	-	-
Investments in Affiliated Companies	-	-	-	-	-	300	703	703	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	875	875	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	9,979	9,979	10,555	10,555	5,840	5,840	17,433	17,433	8,513	8,105	19,977	19,977	8,855	8,855
Pre-petition Intercompany receivables from non-debtors	1	1	-	-	-	-	0	0	-	-	2	2	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,875	-	832	-	-	-	4,889	-	2,138	-	3,718	-	-
Other Assets	66	142	(37)	(14)	15	(8)	(12)	(5)	37	119	-	(20)	-	-
Total Assets	$35,909	$36,476	$57,109	$53,033	$8,687	$9,196	$56,046	$42,150	$31,690	$32,305	$54,673	$56,631	$9,116	$9,329

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	220	55	1,282	82	44	46	57	273	743	245	148	260	240	-
Total Current Liabilities Not Subject to Compromise	220	55	1,282	82	44	46	57	273	743	245	148	260	240	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	629	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	1,192	-	-	-	-	-	-	-	496
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	220	55	1,282	711	44	1,237	57	273	743	245	148	260	240	496

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	6,111	6,111	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	34,974	34,973	19,866	19,877	12,130	12,130	5,014	5,014	5,769	5,769	17,088	17,088	8,852	8,852
Pre-petition intercompany payables to other debtors	16	16	38	38	0	0	9,736	9,736	80	80	7	7	-	-
Other liabilities	-	0	36,851	36,628	-	13,781	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	34,990	34,989	62,866	62,653	12,130	25,911	14,750	14,750	5,849	5,849	17,095	17,095	8,852	8,852

Total Liabilities	35,210	35,043	64,147	63,364	12,174	27,149	14,807	15,024	6,592	6,094	17,243	17,354	9,091	9,348
(Deficit)/Equity:
Total Equity/(Deficit)	699	1,433	(7,038)	(10,331)	(3,487)	(17,953)	41,238	27,126	25,098	26,212	37,429	39,277	24	(19)
Total Liabilities and (Deficit)/Equity	$35,909	$36,476	$57,109	$53,033	$8,687	$9,196	$56,046	$42,150	$31,690	$32,305	$54,673	$56,631	$9,116	$9,329

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Suezmax International Agencies, Inc.		Talara Chartering Corporation		Third United Shipping Corporation		Tokyo Transport Corp.		Transbulk Carriers, Inc.		Troy Chartering Corporation		Troy Product Corporation
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	14,133	278	1,692	(190)	-	-	3,339	5,439	-	-	173	3	-	-
Other receivables, including income taxes recoverable	522	63	26	703	-	-	18	20	-	-	13	29	-	-
Inventory	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	1,416	(0)	639	1	-	-	92	350	-	-	344	(2)	-	-
Total Current Assets	16,071	341	2,357	515	-	-	3,449	5,809	-	-	531	29	-	-
Vessels and other property, less accumulated depreciation	-	-	1,068	-	-	-	50,753	46,950	-	-	1,101	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	1,950	1,298	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	1,068	-	-	-	52,703	48,249	-	-	1,101	-	-	-
Investments in Affiliated Companies	2,864	-	542	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	105,125	105,125	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,592	35,592	11,095	11,095	-	-	10,324	10,324	295	295	30,356	30,356	58,765	58,765
Pre-petition Intercompany receivables from non-debtors	486	486	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	13,070	-	1,697	-	-	-	4,593	-	-	-	-	-	-
Other Assets	-	-	(20)	-	-	-	(6)	(5)	-	-	(35)	-	-	-
Total Assets	$55,012	$49,488	$15,042	$13,306	$105,125	$105,125	$66,470	$68,969	$295	$295	$31,953	$30,385	$58,765	$58,765

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	616	257	53	(0)	-	-	326	113	-	-	68	542	-	-
Total Current Liabilities Not Subject to Compromise	616	257	53	(0)	-	-	326	113	-	-	68	542	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	771	-	-	-	-	-	-	-	-	-	138	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	633	-	-	-	-	-	-	-	708	-	-	-
Deferred Income Taxes and Other Liabilities	563	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	1,179	1,029	686	(0)	-	-	326	113	-	-	776	680	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	978	-	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54,430	54,430	21,873	21,873	-	-	8,479	8,479	-	-	42,724	42,724	58,345	58,345
Pre-petition intercompany payables to other debtors	2,592	2,592	1	1	-	-	16	16	211	211	4,372	4,372	-	-
Other liabilities	-	-	-	35,588	-	-	-	-	-	-	-	36,729	-	-
Total Liabilities Subject to Compromise	58,000	57,022	21,874	57,462	-	-	8,494	8,495	211	211	47,096	83,825	58,345	58,345

Total Liabilities	59,179	58,051	22,560	57,462	-	-	8,821	8,607	211	211	47,872	84,505	58,345	58,345
(Deficit)/Equity:
Total Equity/(Deficit)	(4,167)	(8,563)	(7,518)	(44,156)	105,125	105,125	57,649	60,362	85	85	(15,919)	(54,120)	420	420
Total Liabilities and (Deficit)/Equity	$55,012	$49,488	$15,042	$13,306	$105,125	$105,125	$66,470	$68,969	$295	$295	$31,953	$30,385	$58,765	$58,765

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Urban Tanker Corporation		Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation		Wind Aframax Tanker Corporation		Combined Debtors
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$398,725	$600,232
Voyage receivables	1,574	1,212	-	-	2,869	2,917	-	-	753	5	-	-	168,830	142,906
Other receivables, including income taxes recoverable	-	-	13	(1)	-	-	-	-	2	-	10	-	48,974	25,453
Inventory	-	-	-	-	-	503	-	-	169	-	-	-	14,150	17,209
Prepaid expenses and other current assets	243	221	-	-	186	350	-	-	272	-	-	-	46,596	36,062
Total Current Assets	1,817	1,433	13	(1)	3,055	3,770	-	-	1,196	5	10	-	677,274	821,861
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-	-	-	3,147,915	2,342,667
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-	-	-	73,898	54,065
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-	-	-	3,221,813	2,396,733
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-	-	-	247,664	325,777
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-	72,413	58,778
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	9,668	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-	5,432,119	5,470,783
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	448,108	440,712
Pre-petition intercompany receivables from debtors	19,341	19,341	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373	51	51	5,843,696	5,878,546
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	188	188	-	-	2,233,518	2,244,406
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	19,124
Post-petition Intercompany receivables from debtors	-	835	-	-	-	-	-	-	-	623	-	-	-	687,315
Other Assets	(9)	-	87	-	54	(13)	-	-	-	-	-	-	16,704	27,925
Total Assets	$21,448	$21,908	$5,179	$5,079	$10,432	$11,080	$21,117	$21,117	$25,757	$25,189	$61	$51	$18,202,977	$18,371,958

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	27	3	20	-	764	1,011	-	-	549	4	0	-	73,627	351,314
Total Current Liabilities Not Subject to Compromise	27	3	20	-	764	1,011	-	-	549	4	0	-	73,627	351,314

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	-	148,362
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-	-	52,794
Post-petition intercompany payables to other debtors	-	-	-	-	-	92	-	-	-	-	-	-	-	687,314
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	500	-	-	-	511	-	-	-	-	-	-	-	752,534	436,893
Total Liabilities Not Subject to Compromise	526	3	20	-	1,275	1,102	-	-	549	4	0	-	831,618	1,676,677

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-	376,324	250,180
Pre-petition intercompany payables to non-debtors	23,602	23,602	9	9	11,439	11,439	-	-	24,937	24,937	-	-	2,142,541	2,136,587
Pre-petition intercompany payables to other debtors	3	3	2,127	2,127	1	1	14,490	14,490	681	681	-	-	5,843,696	5,878,546
Other liabilities	-	4,870	-	-	-	3,937	-	-	-	4,350	-	-	2,623,588	2,882,309
Total Liabilities Subject to Compromise	23,604	28,474	2,136	2,136	11,440	15,377	14,490	14,490	25,618	29,968	-	-	10,986,149	11,147,622

Total Liabilities	24,131	28,477	2,156	2,136	12,715	16,479	14,490	14,490	26,167	29,972	0	-	11,817,768	12,824,299
(Deficit)/Equity:
Total Equity/(Deficit)	(2,683)	(6,568)	3,023	2,943	(2,283)	(5,399)	6,627	6,627	(410)	(4,783)	61	51	6,385,210	5,547,659
Total Liabilities and (Deficit)/Equity	$21,448	$21,908	$5,179	$5,079	$10,432	$11,080	$21,117	$21,117	$25,757	$25,189	$61	$51	$18,202,977	$18,371,958

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 158

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and March 31, 2014

	Eliminations		Consolidated Debtors		Total Non-debtors		Eliminations		Consolidated Overseas Shipholding Group, Inc.
(000's)	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014	November 13, 2012	March 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$600,232	$79,248	$38,445	$-	$-	$477,973	$638,677
Voyage receivables	-	(1)	168,830	142,905	2,923	1,035	-	1	171,753	143,941
Other receivables, including income taxes recoverable	-	-	48,974	25,453	10,321	7,141	-	(5,611)	59,295	26,983
Inventory	-	-	14,150	17,209	-	-	-	-	14,150	17,209
Prepaid expenses and other current assets	-	-	46,596	36,062	40	528	-	(3,388)	46,636	33,202
Total Current Assets	-	(1)	677,274	821,861	92,533	47,149	-	(8,998)	769,807	860,012
Vessels and other property, less accumulated depreciation	1	1	3,147,915	2,342,668	(12,092)	(11,214)	-	1	3,135,823	2,331,454
Deferred drydock expenditures, net	-	-	73,898	54,065	-	-	-	-	73,898	54,065
Total Vessels, Deferred Drydock and Other Property	1	1	3,221,813	2,396,733	(12,092)	(11,214)	-	1	3,209,721	2,385,519
Investments in Affiliated Companies	-	-	247,664	325,777	300	-	-	-	247,964	325,777
Intangible Assets, less accumulated amortization	-	-	72,413	58,778	242	218	-	-	72,655	58,996
Goodwill	-	-	9,668	-	(79)	-	-	-	9,589	-
Investments in subsidiaries	(5,284,205)	(5,322,862)	147,914	147,921	-	-	(147,914)	(147,921)	-	-
Intercompany loans receivable and accrued interest	(359,840)	(382,224)	88,268	58,488	16,484	16,318	(104,752)	(74,806)	-	-
Pre-petition intercompany receivables from debtors	(5,843,696)	(5,878,546)	-	-	2,142,541	2,136,587	(2,142,541)	(2,136,587)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	2,233,518	2,244,406	-	-	(2,233,518)	(2,244,406)	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	19,124	-	-	-	(19,124)	-	-
Post-petition Intercompany receivables from debtors	-	(687,315)	-	-	-	52,794	-	(52,794)	-	-
Other Assets	30	26	16,734	27,951	(271)	81	-	3	16,464	28,035
Total Assets	$(11,487,710)	$(12,270,920)	$6,715,267	$6,101,039	$2,239,657	$2,241,934	$(4,628,725)	$(4,684,632)	$4,326,200	$3,658,339

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	62	62	73,689	351,374	19,478	36,807	-	(8,998)	93,170	379,183
Total Current Liabilities Not Subject to Compromise	62	62	73,689	351,374	19,478	36,807	-	(8,998)	93,170	379,183

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	(148,362)	-	-	88,268	58,488	(88,268)	(58,488)	-	-
Post-petition intercompany payables to non-debtors	-	(4)	-	52,790	-	-	-	(52,790)	-	-
Post-petition intercompany payables to other debtors	-	(687,315)	-	(0)	2,233,518	2,263,530	(2,233,518)	(2,263,530)	-	(0)
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-	-	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	-	-	752,534	436,894	6,201	11,285	-	(1)	758,736	448,179
Total Liabilities Not Subject to Compromise	62	(835,618)	831,680	841,058	2,347,466	2,370,110	(2,321,786)	(2,383,807)	857,363	827,362

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	(359,840)	(233,862)	16,484	16,319	-	-	(16,484)	(16,319)	-	-
Pre-petition intercompany payables to non-debtors	-	-	2,142,541	2,136,587	-	-	(2,142,541)	(2,136,587)	-	-
Pre-petition intercompany payables to other debtors	(5,843,696)	(5,878,546)	-	(0)	-	-	-	0	-	-
Other liabilities	-	1	2,623,588	2,882,309	-	-	-	-	2,623,588	2,882,309
Total Liabilities Subject to Compromise	(6,203,536)	(6,112,408)	4,782,613	5,035,215	-	-	(2,159,025)	(2,152,906)	2,623,588	2,882,309

Total Liabilities	(6,203,474)	(6,948,026)	5,614,294	5,876,273	2,347,466	2,370,110	(4,480,811)	(4,536,713)	3,480,951	3,709,671
(Deficit)/Equity:
Total Equity/(Deficit)	(5,284,236)	(5,322,893)	1,100,973	224,766	(107,809)	(128,176)	(147,914)	(147,921)	845,249	(51,332)
Total Liabilities and (Deficit)/Equity	$(11,487,710)	$(12,270,920)	$6,715,267	$6,101,039	$2,239,657	$2,241,934	$(4,628,725)	$(4,684,634)	$4,326,200	$3,658,339

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 158